Exhibit 10.2

FORCE10 NETWORKS, INC.

2007 EQUITY INCENTIVE PLAN

As Adopted on January 29, 2007

As Approved by the Stockholders on January 30, 2007

Amended by the Board of Directors: February 6, 2008

Amendment Adopted by the Stockholders: March 5, 2008

Amended by the Board of Directors:

approved December 29, 2008 and effective as of March 31, 2009

Amendment Adopted by the Stockholders: March 20, 2009

Amended by the Board of Directors:

approved May 14, 2009 and effective as of June 18, 2009

Amendment Adopted by the Stockholders: June 18, 2009

Amended by the Board of Directors: November 4, 2009

Amendment Adopted by the Stockholders: November 12, 2009

1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company’s future performance through awards of Options and Restricted Stock. Capitalized terms not defined in the text are defined in Section 22 hereof. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act, grants may be made pursuant to this plan which do not qualify for exemption under Rule 701 or Section 25102(o) of the California Corporations Code. Any requirement of this Plan which is required in law only because of Section 25102(o) need not apply if the Committee so provides.

2. SHARES SUBJECT TO THE PLAN.

2.1 Number of Shares Available. Subject to Sections 2.2 and 17, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 10,924,040 Shares. Subject to Sections 2.2, 5.10 and 17 hereof, Shares subject to Awards previously granted will again be available for grant and issuance in connection with future Awards under this Plan to the extent such Shares: (i) cease to be subject to issuance upon exercise of an Option, other than due to exercise of such Option; (ii) are subject to an Award granted hereunder but the Shares subject to such Award are forfeited or repurchased by the Company at the original issue price; or (iii) are subject to an Award that otherwise terminates without Shares being issued. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all Awards granted and outstanding under this Plan.

2.2 Adjustment of Shares. In the event that the number of outstanding shares of the Company’s Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (i) the number of Shares reserved for issuance under this Plan, (ii) the Exercise Prices of and number of Shares subject to outstanding Options and (iii) the Purchase Prices of and number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at the Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee; and provided, further, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

3. ELIGIBILITY. ISOs (as defined in Section 5 hereof) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. NQSOs (as defined in Section 5 hereof) and Restricted Stock Awards may be granted to employees, officers, directors and consultants of the Company or any Parent or Subsidiary of the Company; provided such consultants render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under this Plan.

4. ADMINISTRATION.

4.1 Committee Authority. This Plan will be administered by the Committee or the Board if no Committee is created by the Board. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

(a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend and rescind rules and regulations relating to this Plan;

(c) approve persons to receive Awards;

(d) determine the form and terms of Awards;

(e) determine the number of Shares or other consideration subject to Awards;

(f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or awards under any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

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(g) grant waivers of any conditions of this Plan or any Award;

(h) determine the terms of vesting, exercisability and payment of Awards;

(i) correct any defect, supply any omission, or reconcile any inconsistency in this Plan, any Award, any Award Agreement, any Exercise Agreement or any Restricted Stock Purchase Agreement;

(j) determine whether an Award has been earned;

(k) make all other determinations necessary or advisable for the administration of this Plan; and

(l) extend the vesting period beyond a Participant’s Termination Date.

4.2 Committee Discretion. Unless in contravention of any express terms of this Plan or Award, any determination made by the Committee with respect to any Award will be made in its sole discretion either (i) at the time of grant of the Award, or (ii) subject to Section 5.9 hereof, at any later time. Any such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan, provided such officer or officers are members of the Board.

5. OPTIONS. The Committee may grant Options to eligible persons described in Section 3 hereof and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (“Stock Option Agreement”), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

5.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless a later date is otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3 Exercise Period. Options may be exercisable immediately but subject to repurchase pursuant to Section 11 hereof or may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting

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power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines. Subject to earlier termination of the Option as provided herein, to the extent section 25102(o) of the California Corporations Code is intended to apply, each Participant who is not an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company shall have the right to exercise an Option granted hereunder at the rate of no less than twenty percent (20%) per year over five (5) years from the date such Option is granted.

5.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may not be less than eighty-five percent (85%) of the Fair Market Value of the Shares on the date of grant; provided that (i) the Exercise Price of an ISO will not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any Option granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased must be made in accordance with Section 7 hereof.

5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant). The Exercise Agreement will state (i) the number of Shares being purchased, (ii) the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and (iii) such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Participant shall execute and deliver to the Company the Exercise Agreement together with payment in full of the Exercise Price, and any applicable taxes, for the number of Shares being purchased.

5.6 Termination. Subject to earlier termination pursuant to Sections 17 and 18 hereof and notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

(a) If the Participant is Terminated for any reason other than death, Disability or for Cause, then the Participant may exercise such Participant’s Options only to the extent that such Options are exercisable as to Vested Shares upon the Termination Date or as otherwise determined by the Committee. Such Options must be exercised by the Participant, if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within three (3) months after the Termination Date (or within such shorter time period, not less than thirty (30) days, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO) but in any event, no later than the expiration date of the Options.

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(b) If the Participant is Terminated because of Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause), then Participant’s Options may be exercised only to the extent that such Options are exercisable as to Vested Shares by Participant on the Termination Date or as otherwise determined by the Committee. Such options must be exercised by Participant (or Participant’s legal representative or authorized assignee), if at all, as to all or some of the Vested Shares calculated as of the Termination Date or such other date determined by the Committee, within twelve (12) months after the Termination Date (or within such shorter time period, not less than six (6) months, or within such longer time period, not exceeding five (5) years, after the Termination Date as may be determined by the Committee, with any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant’s death or disability, within the meaning of Section 22(e)(3) of the Code, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant’s disability, within the meaning of Section 22(e)(3) of the Code, deemed to be an NQSO) but in any event no later than the expiration date of the Options.

(c) If the Participant is terminated for Cause, the Participant may exercise such Participant’s Options, but not to an extent greater than such Options are exercisable as to Vested Shares upon the Termination Date and Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee.

5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company or any Parent or Subsidiary of the Company) will not exceed One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), then the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date (as defined in Section 18 hereof) to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with

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Section 424(h) of the Code. Subject to Section 5.10 hereof, the Committee may reduce the Exercise Price of outstanding Options without the consent of Participants by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 hereof for Options granted on the date the action is taken to reduce the Exercise Price; provided, further, that the Exercise Price will not be reduced below the par value of the Shares, if any.

5.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant, to disqualify any Participant’s ISO under Section 422 of the Code. In no event shall the total number of Shares issued (counting each reissuance of a Share that was previously issued and then forfeited or repurchased by the Company as a separate issuance) under the Plan upon exercise of ISOs exceed 6,000,000 Shares (adjusted in proportion to any adjustments under Section 2.2 hereof) over the term of the Plan.

6. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to certain specified restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the Purchase Price, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The Restricted Stock Award will be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within such thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Committee and will be at least eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted or at the time the purchase is consummated, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be one hundred percent (100%) of the Fair Market Value on the date the Restricted Stock Award is granted or at the time the purchase is consummated. Payment of the Purchase Price must be made in accordance with Section 7 hereof.

6.3 Restrictions. Restricted Stock Awards may be subject to the restrictions set forth in Section 11 hereof or such other restrictions not inconsistent with Section 25102(o) of the California Corporations Code.

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7. PAYMENT FOR SHARE PURCHASES.

7.1 Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a) by cancellation of indebtedness of the Company owed to the Participant;

(b) by surrender of shares that: (i) either (A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (B) were obtained by Participant in the public market and (ii) are clear of all liens, claims, encumbrances or security interests;

(c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid (i) imputation of income under Sections 483 and 1274 of the Code and (ii) variable accounting treatment under Financial Accounting Standards Board Interpretation No. 44 to APB No. 25; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the Exercise Price or Purchase Price, as the case may be, equal to the par value of the Shares must be paid in cash or other legal consideration permitted by Delaware General Corporation Law;

(d) by waiver of compensation due or accrued to the Participant from the Company for services rendered;

(e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(i) through a “same day sale” commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

(ii) through a “margin” commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

(f) by any combination of the foregoing.

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7.2 Loan Guarantees. The Committee may, in its sole discretion, elect to assist the Participant in paying for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

8. WITHHOLDING TAXES.

8.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash by the Company, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

8.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that minimum number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee.

9. PRIVILEGES OF STOCK OWNERSHIP.

9.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock. The Participant will have no right to retain such stock dividends or stock distributions with respect to Unvested Shares that are repurchased pursuant to Section 11 hereof. To the extent required, the Company will comply with Section 260.140.1 of Title 10 of the California Code of Regulations with respect to the voting rights of Common Stock.

9.2 Financial Statements. The Company will provide financial statements to each Participant annually during the period such Participant has Awards outstanding, or as otherwise required under Section 260.140.46 of Title 10 of the California Code of Regulations. Notwithstanding the foregoing, the Company will not be required to provide such financial statements to Participants when issuance of Awards is limited to key employees whose services in connection with the Company assure them access to equivalent information.

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10. TRANSFERABILITY. Except as permitted by the Committee, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (settlor), or by gift to “immediate family” as that term is defined in 17 C.F.R. 240.16a-1(e), and may not be made subject to execution, attachment or similar process. During the lifetime of the Participant an Award will be exercisable only by the Participant or Participant’s legal representative and any elections with respect to an Award may be made only by the Participant or Participant’s legal representative.

11. RESTRICTIONS ON SHARES.

11.1 Right of First Refusal. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party, unless otherwise not permitted by Section 25102(o) of the California Corporations Code, provided that such right of first refusal terminates upon the Company’s initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act.

11.2 Right of Repurchase. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase Unvested Shares held by a Participant for cash and/or cancellation of purchase money indebtedness owed to the Company by the Participant following such Participant’s Termination at any time within the later of ninety (90) days after the Participant’s Termination Date and the date the Participant purchases Shares under the Plan at the Participant’s Exercise Price or Purchase Price, as the case may be, provided that to the extent Section 25102(o) of the California Corporations Code is intended to apply, unless the Participant is an officer, director or consultant of the Company or of a Parent or Subsidiary of the Company, such right of repurchase lapses at the rate of no less than twenty percent (20%) per year over five (5) years from: (a) the date of grant of the Option or (b) in the case of Restricted Stock, the date the Participant purchases the Shares.

12. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

13. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares set forth in Section 11 hereof, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or

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terminated. The Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

14. EXCHANGE AND BUYOUT OF AWARDS. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, shares of Common Stock of the Company (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

15. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. Although this Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 promulgated under the Securities Act, grants may be made pursuant to this plan that do not qualify for exemption under Rule 701 or Section 25102(o) of the California Corporations Code. Any requirement of this Plan which is required in law only because of Section 25102(o) need not apply if the Committee so provides. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (ii) compliance with any exemption, completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the exemption, registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

16. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time, with or without Cause.

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17. CORPORATE TRANSACTIONS.

17.1 Assumption or Replacement of Awards by Successor or Acquiring Company. In the event of (i) a dissolution or liquidation of the Company, (ii) any reorganization, consolidation, merger or similar transaction or series of related transactions (each, a “combination transaction”)) in which the Company is a constituent corporation or is a party if, as a result of such combination transaction, the voting securities of the Company that are outstanding immediately prior to the consummation of such combination transaction (other than any such securities that are held by an “Acquiring Stockholder”, as defined below) do not represent, or are not converted into, securities of the surviving corporation of such combination transaction (or such surviving corporation’s parent corporation if the surviving corporation is owned by the parent corporation) that, immediately after the consummation of such combination transaction, together possess at least a majority of the total voting power of all securities of such surviving corporation (or its parent corporation, if applicable) that are outstanding immediately after the consummation of such combination transaction, including securities of such surviving corporation (or its parent corporation, if applicable) that are held by the Acquiring Stockholder; or (b) a sale of all or substantially all of the assets of the Company, that is followed by the distribution of the proceeds to the Company’s stockholders, any or all outstanding Awards may be assumed, converted or replaced by the successor or acquiring corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor or acquiring corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders of the Company (after taking into account the existing provisions of the Awards). The successor or acquiring corporation may also substitute by issuing, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Participant than those which applied to such outstanding Shares immediately prior to such transaction described in this Section 1717.1. For purposes of this Section 17.1, an “Acquiring Stockholder” means a stockholder or stockholders of the Company that (i) merges or combines with the Company in such combination transaction or (ii) owns or controls a majority of another corporation that merges or combines with the Corporation in such combination transaction. In the event such successor or acquiring corporation (if any) does not assume, convert, replace or substitute Awards, as provided above, pursuant to a transaction described in this Section 1717.1, then notwithstanding any other provision in this Plan to the contrary, the vesting of such Awards will accelerate and the Options will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate in accordance with the provisions of this Plan.

17.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 17, in the event of the occurrence of any transaction described in Section 17.1 hereof, any outstanding Awards will be treated as provided in the applicable agreement or plan of reorganization, merger, consolidation, dissolution, liquidation or sale of assets.

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17.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Award under this Plan in substitution of such other company’s award or (ii) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

18. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will become effective on the date that it is adopted by the Board (the “Effective Date”). This Plan will be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to this Plan; provided, however, that: (i) no Option may be exercised prior to initial stockholder approval of this Plan; (ii) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the stockholders of the Company; (iii) in the event that initial stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award shall be canceled and any purchase of Shares issued hereunder shall be rescinded; and (iv) Awards granted pursuant to an increase in the number of Shares approved by the Board which increase is not timely approved by stockholders shall be canceled, any Shares issued pursuant to any such Awards shall be canceled, and any purchase of Shares subject to any such Award shall be rescinded.

19. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of stockholder approval. This Plan and all agreements hereunder shall be governed by and construed in accordance with the laws of the State of California.

20. AMENDMENT OR TERMINATION OF PLAN. Subject to Section 5.9 hereof, the Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval pursuant to Section 25102(o) of the California Corporations Code or the Code or the regulations promulgated thereunder as such provisions apply to ISO plans.

21. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and other equity awards otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

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22. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

“Award” means any award under this Plan, including any Option or Restricted Stock Award.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award, including the Stock Option Agreement and Restricted Stock Agreement.

“Board” means the Board of Directors of the Company.

“Cause” means Termination because of (i) any willful, material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent or Subsidiary of the Company, the Participant’s conviction for, or guilty plea to, a felony or a crime involving moral turpitude, or any willful perpetration by the Participant of a common law fraud, (ii) the Participant’s commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company, (iii) any material breach by the Participant of any provision of any agreement or understanding between the Company or any Parent or Subsidiary of the Company and the Participant regarding the terms of the Participant’s service as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an employee, officer, director or consultant of the Company or a Parent or Subsidiary of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company or a Parent or Subsidiary of the Company and the Participant, (iv) Participant’s disregard of the policies of the Company or any Parent or Subsidiary of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent or Subsidiary of the Company, or (v) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Parent or Subsidiary of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee created and appointed by the Board to administer this Plan, or if no committee is created and appointed, the Board.

“Company” means Force10 Networks, Inc., or any successor corporation.

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

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“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street Journal;

(b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

(c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by The Wall Street Journal (or, if not so reported, as otherwise reported by any newspaper or other source as the Board may determine); or

(d) if none of the foregoing is applicable, by the Committee in good faith.

“Option” means an award of an option to purchase Shares pursuant to Section 5 hereof.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock representing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under this Plan.

“Plan” means this Turin Networks, Inc. 2006 Equity Incentive Plan, as amended from time to time.

“Purchase Price” means the price at which a Participant may purchase Restricted Stock.

“Restricted Stock” means Shares purchased pursuant to a Restricted Stock Award.

“Restricted Stock Award” means an award of Shares pursuant to Section 6 hereof.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

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“Shares” means shares of the Company’s Common Stock par value, reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 17 hereof, and any successor security.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock representing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days (a) unless reinstatement (or, in the case of an employee with an ISO, reemployment) upon the expiration of such leave is guaranteed by contract or statute, or (b) unless provided otherwise pursuant to formal policy adopted from time to time by the Company’s Board and issued and promulgated in writing. In the case of any Participant on (i) sick leave, (ii) military leave or (iii) an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means “Unvested Shares” as defined in the Award Agreement.

“Vested Shares” means “Vested Shares” as defined in the Award Agreement.

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FORCE10 NETWORKS, INC. 2007 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

You have been granted the following option to purchase shares of the Common Stock of Force10 Networks, Inc. (the “Company”):

Option Number:	<option number>

Name of Participant:	«Name»

Total Number of Shares:	«TotalShares»

Type of Option:	«ISO»	Incentive Stock Option (ISO)

	«NSO»	Nonstatutory Stock Option (NSO)

Exercise Price Per Share:	$«PricePerShare»

Date of Grant:	«DateGrant»

Vesting Schedule:

This Option shall vest with respect to the first 25% of the Shares subject to this Option when the Participant completes 12 months of continuous Service after the Vesting Commencement Date. [This Option may be exercised with respect to [1/48th][1/24 th][1/32nd ][1/40th] of the Shares subject to this Option when the Participant completes each month of continuous Service thereafter.]

This Option shall not be exercisable until the occurrence of an Exercise Event (as defined in the Stock Option Agreement). Upon the occurrence of an Exercise Event, this Option shall be exercisable for any shares for which this Option shall have vested at that time pursuant to the vesting schedule above. After the occurrence of an Exercise Event, this Option shall become exercisable for shares subject hereto as this Option vests pursuant to the vesting schedule above.

Vesting Commencement Date:	«VestComDate»

Expiration Date:

«ExpDate». The day immediately prior to the Expiration Date is the last date that this Option can be exercised, unless this Option expires earlier, as provided in Section 6 of the Stock Option Agreement.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 2007 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement, both of which are attached to and made a part of this document.

IN WITNESS WHEREOF, the Company has caused this Notice of Stock Option Grant and Stock Option Agreement to be executed in duplicate by its duly authorized representative and Participant has executed this Notice of Stock Option Grant and Stock Option Agreement in duplicate, effective as of the Date of Grant.

FORCE10 NETWORKS, INC.	PARTICIPANT

By:
(Signature)

Leah Maher
(Please print name)	(Please print name)

Vice President and General Counsel	Address:
(Please print title)

FORCE10 NETWORKS, INC. 2007 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT (RULE 506 EXEMPTION)

You have been granted the following option to purchase shares of the Common Stock of Force10 Networks, Inc. (the “Company”):

Option Number:	<option number>

Name of Participant:	«Name»

Total Number of Shares:	«TotalShares»

Type of Option:	«ISO»	Incentive Stock Option (ISO)

	«NSO»	Nonstatutory Stock Option (NSO)

Exercise Price Per Share:	$«PricePerShare»

Date of Grant:	«DateGrant»

Vesting Schedule:

This Option shall vest with respect to the first 25% of the Shares subject to this Option when the Participant completes 12 months of continuous Service after the Vesting Commencement Date. This Option shall vest with respect to [1/16th][1/24 th][1/32nd ][1/40th] of the Shares subject to this Option when the Participant completes each month of continuous Service thereafter.

This Option may be exercised in whole or in part for vested or unvested Shares at any time prior to its expiration. Unvested Shares shall be subject to the Company’s Repurchase Option as described in Section 8 of the Stock Option Agreement.

Vesting Commencement Date:	«VestComDate»

Expiration Date:

«ExpDate». The day immediately prior to the Expiration Date is the last date that this Option can be exercised, unless this Option expires earlier, as provided in Section 6 of the Stock Option Agreement.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 2007 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement, both of which are attached to and made a part of this document.

IN WITNESS WHEREOF, the Company has caused this Notice of Stock Option Grant and Stock Option Agreement to be executed in duplicate by its duly authorized representative and Participant has executed this Notice of Stock Option Grant and Stock Option Agreement in duplicate, effective as of the Date of Grant.

FORCE10 NETWORKS, INC.	PARTICIPANT

By:
(Signature)

Leah Maher
(Please print name)	(Please print name)

Vice President and General Counsel	Address:
(Please print title)

FORCE10 NETWORKS, INC. 2007 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT

FOR NON-U.S. PARTICIPANTS

You have been granted the following option to purchase shares of the Common Stock of Force10 Networks, Inc. (the “Company”):

Option Number:	<option number>

Name of Participant:	«Name»

Total Number of Shares:	«TotalShares»

Exercise Price Per Share:	$«PricePerShare»

Date of Grant:	«DateGrant»

Vesting Schedule:

This Option shall vest with respect to the first 25% of the Shares subject to this Option when the Participant completes 12 months of continuous Service after the Vesting Commencement Date. [This Option may be exercised with respect to [1/48th] of the Shares subject to this Option when the Participant completes each month of continuous Service thereafter.]

This Option shall not be exercisable until the occurrence of an Exercise Event (as defined in the Stock Option Agreement). Upon the occurrence of an Exercise Event, this Option shall be exercisable for any shares for which this Option shall have vested at that time pursuant to the vesting schedule above. After the occurrence of an Exercise Event, this Option shall become exercisable for shares subject hereto as this Option vests pursuant to the vesting schedule above.

Vesting Commencement Date:	«VestComDate»

Expiration Date:

«ExpDate».  The day immediately prior to the Expiration Date is the last date that this Option can be exercised, unless this Option expires earlier, as provided in Section 6 of the Stock Option Agreement.

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 2007 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement for Non-U.S. Participants, which includes country-specific provisions in Appendix A thereto (collectively, the “Agreement”), both of which are attached to and made a part of this document.

IN WITNESS WHEREOF, the Company has caused this Notice of Stock Option Grant and Stock Option Agreement to be executed in duplicate by its duly authorized representative and Participant has executed this Notice of Stock Option Grant and Stock Option Agreement in duplicate, effective as of the Date of Grant.

FORCE10 NETWORKS, INC.	PARTICIPANT

By:
(Signature)

Leah Maher
(Please print name)	(Please print name)

Vice President and General Counsel	Address:
(Please print title)

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

FORCE10 NETWORKS, INC. 2007 EQUITY INCENTIVE PLAN:

STOCK OPTION AGREEMENT

SECTION 1.  GRANT OF OPTION.

 (a)        Option.    On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Participant on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant (the “Option”). The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if Participant is a Ten Percent Stockholder and the Option is intended to be an ISO). This Option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

 (b)        $100,000 Limitation.    If designated as an ISO above, the Option is intended to qualify as an “incentive stock option” (the “ISO”) within the meaning of Section 422 of the Code. Even if this Option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

 (c)        Stock Plan and Defined Terms.   This Option is granted pursuant to the Plan, a copy of which the Participant acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms not otherwise defined herein are defined in the Plan.

SECTION 2.  RIGHT TO EXERCISE.

 Subject to the conditions set forth in this Agreement, all or part of the Option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant and this Agreement. If application of the vesting schedule in the Notice of Grant causes a fractional share, the number of vested shares shall be rounded down to the nearest whole share, and the remaining fractional share shall be carried over to the next succeeding vesting installment. In such succeeding vesting installment the number of shares that vest shall be the sum of (a) the number of shares that vest during that vesting installment and (b) any fractional shares carried over from preceding vesting installments, rounded down to the nearest whole share.

SECTION 3.  NO TRANSFER OR ASSIGNMENT OF OPTION.

 Except as otherwise provided in this Agreement, the Option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) in any manner other than by will or the laws of descent and distribution, and shall not be subject to sale under execution, attachment, levy or similar process. The terms of the Option shall be binding upon all executors, administrators, successors and assigns of Participant.

SECTION 4.  EXERCISE PROCEDURES.

 (a)        Notice of Exercise.   To exercise this Option, Participant (or in the case of exercise after Participant’s death or incapacity, Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Notice of Stock Option Exercise in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee from time to time (the “Notice of Exercise”), which shall set forth, inter alia, (i) Participant’s election to exercise the Option, (ii) the number of Shares being purchased, (iii) any restrictions imposed on the Shares and (iv) any representations, warranties and agreements regarding Participant’s investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option and such person shall be subject to all of the restrictions contained herein as if such person were the Participant. The Participant or the Participant’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

 (b)        Limitations on Exercise.   This Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect at the date of exercise. This Option may not be exercised as to fewer than one hundred (100) shares unless it is exercised as to all the Shares as to which the Option is then exercisable.

 (c)        Issuance of Shares.   Provided that the Notice of Exercise and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant’s authorized assignee, or Participant’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

 (d)        Withholding Taxes.   Prior to the issuance of the Shares upon exercise of this Option, Participant must pay or provide for any applicable tax withholding obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

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SECTION 5.  PAYMENT FOR STOCK.

 The Notice of Exercise shall be accompanied by full payment (denominated in United States Dollars) of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law:

 (a)        by surrendering Shares that are already owned by the Participant that (i) have been paid for within the meaning of Securities and Exchange Commission Rule 144; and (ii) are clear of all liens, claims, encumbrances or security interests. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date this Option is exercised. The Participant shall not surrender Shares in payment of the Purchase Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this Option for financial reporting purposes.

 (b)        by waiver of compensation due or accrued to Participant for services rendered;

 (c)        provided that a public market for the Company’s stock exists: (i) through a “same day sale” commitment from Participant and a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the FINRA Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (ii) through a “margin” commitment from Participant and a FINRA Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the FINRA Dealer in a margin account as security for a loan from the FINRA Dealer in the amount of the total Exercise Price, and whereby the FINRA Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

 (d)        any other form of consideration approved by the Committee; or

 (e)        by any combination of the foregoing.

SECTION 6.  EXPIRATION AND EXERCISABILITY.

 (a)        Basic Term.  This Option shall in any event expire on the Expiration Date set forth in the Notice of Stock Option Grant, unless the Option expires earlier as provided in Section 6(b) or Section 6(c) below, or as provided in Sections 17 and 18 of the Plan.

 (b)        If Participant’s Service Is Terminated Prior to an Exercise Event. Notwithstanding anything else provided for herein, if Participant’s Service is terminated for any reason other than Cause (as defined in the Plan) prior to an Exercise Event (as defined in Section 13) then (i) the Option will become exercisable upon the Exercise Event, but only to the extent that the Option is vested prior to Participant’s Termination Date (as defined in the Plan), (ii) the Option will remain exercisable during the Exercisability Period (as defined in Section 13) and (iii) the Option will expire at the end of the Exercisability Period. If the Participant’s Service is terminated for Cause, the Option will expire on the Participant’s Termination Date.

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In the event that the Participant dies after termination of Service but before the expiration of this Option, all or part of this Option may be exercised prior to its expiration by the executors or administrators of the Participant’s estate or by any person who has acquired this Option directly from the Participant by beneficiary designation, bequest or inheritance, but only to the extent that the Option is then exercisable.

 (c)        If Participant’s Service is Terminated Following an Exercise Event.    If Participant’s Service is terminated at or after an Exercise Event, the following provisions shall apply:

 (i)        Termination of Service Other than for Cause, Death or Disability.    If the Participant’s Service terminates for any reason other than Cause, death or Disability, then this Option shall expire on the earliest of the following occasions:

 (1) The Expiration Date determined pursuant to Subsection (a) above; or

 (2) The date three months after the termination of the Participant’s Service for any reason other than Cause, death or Disability, except that in the event of the Participant’s death or Disability within three months of a Termination for any reason other than for Cause, the date twelve months after the Termination Date.

 (ii)        Termination of Service for Death or Disability.    If the Participant dies while in Service or the Participant’s Service is terminated by reason of Disability, then this Option shall expire on the earlier of the following dates:

 (1) The Expiration Date determined pursuant to Subsection (a) above; or

 (2) The date 12 months after the Participant’s death or Disability.

 (iii)        Termination of Service for Cause.    If the Participant’s Service is terminated for Cause, then the Option shall expire on the Participant’s Termination Date.

After an Exercise Event, the Participant may exercise all or part of this Option prior to its expiration, but only to the extent that the Option is vested at such time. Upon the Participant’s Termination Date, the Option shall expire immediately with respect to the number of Shares that are unvested as of the Termination Date. In the event that the Participant dies before the expiration of this Option, all or part of this Option may be exercised (prior to expiration) by the executors or administrators of the Participant’s estate or by any person who has acquired this Option directly from the Participant by beneficiary designation, bequest or inheritance, but only to the extent that the Option is vested, and within the applicable time period set forth in clause (i) or clause (ii).

 (d)        Part-Time Employment and Leaves of Absence.    If the Participant commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s part-time work policy or the terms of an agreement between the Participant and the Company pertaining to his or her part-time schedule. If the Participant goes on a leave of absence, then the Company may

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adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Participant is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Participant immediately returns to active work.

 (e)        Notice Concerning ISO Treatment.    Even if this Option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

 (i)        More than three months after the date the Participant ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

 (ii)        More than 12 months after the date the Participant ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

 (iii)        More than three months after the date the Participant has been on a leave of absence for 90 days, unless the Participant’s reemployment rights following such leave were guaranteed by statute or by contract.

 (f)        Notice of Disqualifying Disposition of ISO Shares.    If the Option is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, and (ii) the date one (1) year after transfer of such Shares to Participant upon exercise of the Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant. If the Option is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, and (ii) the date one (1) year after transfer of such Shares to Participant upon exercise of the Option, Participant shall immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.

SECTION 7.  RIGHT OF FIRST REFUSAL.

 In the event that the Participant proposes to sell, pledge or otherwise transfer (including without limitation a transfer by gift or operations of law) to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Shares to be sold or

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transferred on the terms and conditions (if any) set forth in the Company’s Certificate of Incorporation or bylaws (the “Right of First Refusal”). The Company’s Right of First Refusal will terminate when the Company’s securities become publicly traded.

SECTION 8.  LEGALITY OF INITIAL ISSUANCE.

 The Notice of Stock Option Agreement and this Agreement are intended to qualify for exemption from California’s securities qualification requirements under Section 25102(o) of the California Corporations Code and any regulations relating thereto, unless the Board or Committee has expressly determined otherwise with respect to the Notice of Stock Option Grant and this Agreement. Any provision of the Notice of Stock Option Grant or this Agreement which is inconsistent with Section 25102(o) or any regulations relating thereto shall, without further act or amendment by the Company or the Board, be reformed to comply with the requirements of Section 25102(o) and any regulations relating thereto. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance. No Shares shall be issued upon the exercise of this Option unless and until the Company has determined that:

 (a)        It and the Participant have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

 (b)        Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

 (c)        Any other applicable provision of federal, state or foreign law has been satisfied.

SECTION 9.  NO REGISTRATION RIGHTS.

 The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10.  RESTRICTIONS ON TRANSFER.

 (a)        Securities Law Restrictions.    Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

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 (b)        Market Stand-Off.    In connection with the first registered offering of the Company’s Common Stock (the “Initial Public Offering”) for the account of the Company to the public pursuant to a registration statement declared effective by the Securities and Exchange Commission (the “Commission”) or any other administering federal agency at the time pursuant to the Securities Act, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same be in effect at the time, the Participant or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters, as the case may be, for such period of time not to exceed 180 days from the effective date of such registration as may be requested by the Company or such underwriters; provided, however, that if during the last 17 days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, and if the Company’s securities are listed on the Nasdaq Stock Market and Rule 2711 thereof applies, then the restrictions imposed herein shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond 215 days after the effective date of the registration statement. The Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of such period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). Participant further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.

 (c)        Investment Intent at Grant.    The Participant represents and agrees that the Shares to be acquired upon exercising this Option will be acquired for investment, and not with a view to the sale or distribution thereof.

 (d)        Investment Intent at Exercise.    In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Participant shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

 (e)        Legends.    All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY

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CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

 (f)        Removal of Legends.    If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

 (g)        Administration.    Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Participant and all other persons.

SECTION 11.  TAX CONSEQUENCES.

 (a)        Tax Consequences.    Set forth below is a brief summary as of the Effective Date of the Plan of some of the U.S. federal tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. Participant is advised to consult Participant’s personal tax adviser before exercising this Option or disposing of Shares.

 (b)        Exercise of ISO.    If the Option qualifies as an ISO, there will be no regular federal income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as a tax preference item for federal alternative minimum tax purposes and may subject the Participant to the alternative minimum tax in the year of exercise.

 (c)        Exercise of Nonqualified Stock Option.    If the Option does not qualify as an ISO, there may be a regular federal income tax liability upon the exercise of the Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Participant is a current or former employee of the Company, the Company may be required to withhold from Participant’s compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

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 (d)        Disposition of Shares.    The following tax consequences may apply upon disposition of the Shares.

 (i)        Incentive Stock Options.    If the Shares are held for more than twelve (12) months after the date of purchase of the Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Shares will be treated as long term capital gain for federal income tax purposes. If Vested Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price.

 (ii)        Nonqualified Stock Options.    If the Shares are held for more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

 (iii)        Withholding.    The Company may be required to withhold from the Participant’s compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

 (e)        Possible Effect of Section 409A of the Code.    Section 409A of the Code applies to arrangements that provide for the deferral of compensation. Generally, a stock option granted with an exercise price per share of not less than the “fair market value” (determined in a manner consistent with Section 409A of the Code and the regulations and other guidance promulgated thereunder) per share on the date of grant of the stock option and with no other feature providing for the deferral of compensation will not be subject to Section 409A of the Code. However, if the exercise price of the stock option is less than such “fair market value” or the stock option has another feature for the deferral of compensation, then if the stock option is not administered within the parameters established under Section 409A the optionholder will be subject to additional taxes. Also, the amount deemed to be deferred compensation under Section 409A of the Code will be subject to ordinary income and employment taxes (in this respect the IRS has not yet indicated how it will calculate the amount of deferred compensation subject to tax and the timing and frequency of taxation, but it seems likely that the income will be measured and taxes imposed at least on the vesting dates of the stock option). If Section 409A of the Code does apply to this Option, then special rules apply to the timing of making and effecting certain amendments of this Option with respect to distribution of any deferred compensation.

SECTION 12.  MISCELLANEOUS PROVISIONS.

 (a)        Rights as a Stockholder.    Neither the Participant nor the Participant’s representative shall have any rights as a stockholder with respect to any Shares subject to this Option until the Participant or the Participant’s representative becomes entitled to receive such Shares by filing a Notice of Exercise and paying the Purchase Price pursuant to Sections 4 and 5.

 (b)        No Retention Rights.    Nothing in this Option or in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or

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interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

 (c)        Notice.    Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Participant at the address that he or she most recently provided to the Company in accordance with this Subsection (c). Notwithstanding the above, the Company may, in its sole discretion, decide to deliver any documents related to the Option granted under the Plan or future Options that may be granted under the Plan by electronic means or to request Participant’s consent to participate in the Plan by electronic means. Such electronic means include posting the documents on a web site maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a web site, it will notify Participant by email. Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third-party designated by the Company.

 (d)        Entire Agreement.    The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

 (e)        Successors and Assigns.    The Company may assign any of its rights under this Agreement including its rights to purchase Shares under the Right of First Refusal. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

 (f)        Choice of Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

 (g)        Acceptance.    Participant hereby acknowledges receipt of a copy of the Plan, the Notice of Stock Option Grant and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan, the Notice of Stock Option Grant and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

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 (h)        Further Assurances.    The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

 (i)        Titles and Headings.    The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.

 (j)        Counterparts.    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

 (k)        Severability.    If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

 (l)        Hold Harmless.    Participant hereby acknowledges and agrees that the determination of “fair market value” for purposes of Section 409A and other sections of the Code for a privately-held corporation with illiquid shares is necessarily uncertain at the time of grant of this Option and the determination of whether the exercise price per share of this Option is at a discount from such “fair market value” and the size of any such discount has been made in good faith by the Company and any person or persons retained by the Company to determine or assist in determining such “fair market value” (whether compensated or not for such service). Therefore, Participant freely acknowledges and agrees to hold the Company and all such persons (including, without limitation, Directors, Consultants, and Employees and any advisors or other parties related or retained by the foregoing or the Company) harmless from any liability Participant may have under Section 409A of the Code or any other section of the Code due to the determination of such “fair market value” to the maximum extent permitted by applicable law.

SECTION 13.  DEFINITIONS.

 (a)        “Agreement” shall mean this Stock Option Agreement.

 (b)        “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

 (c)        “Cause” shall have the meaning set forth in the Plan.

 (d)        “Code” shall mean the Internal Revenue Code of 1986, as amended.

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 (e)        “Committee” shall mean a committee of the Board of Directors, as described in the Plan.

 (f)        “Company” shall mean Force 10 Networks, Inc., a Delaware corporation.

 (g)        “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

 (h)        “Date of Grant” shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this Option or (ii) the first day of the Participant’s Service.

 (i)        “Disability” shall have the meaning set forth in the Plan.

 (j)        “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

 (k)        “Exercisability Period” shall mean:

 (i)        in the event of an Exercise Event that is not a Qualifying Change in Control:

 1.        in the case of the Participant’s Termination other than for death or Disability, a period of three (3) months following the Exercise Event; and

 2.        in the case of the Participant’s Termination for death or Disability, or in the case of the Participant’s death or Disability prior to the date that is three (3) months following the Exercise Event, a period of twelve (12) months after the Exercise Event.

 (ii)        in the event of an Exercise Event constituting a Qualifying Change in Control, immediately prior to such Qualifying Change in Control.

 (l)        “Exercise Event” shall mean the earlier of (i) the second anniversary of the Date of Grant, (ii) immediately prior to a Qualifying Change in Control, or (iii) an initial public offering of the Company’s common stock on a national securities exchange.

 (m)        “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this Option, as specified in the Notice of Stock Option Grant.

 (n)        “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

 (o)        “ISO” shall mean an employee incentive stock option described in Section 422(b) of the Code.

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 (p)        “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

 (q)        “NSO” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

 (r)        “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

 (s)        “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

 (t)        “Participant” shall mean the person named in the Notice of Stock Option Grant.

 (u)        “Plan” shall mean the Force 10 Networks, Inc. 2007 Equity Incentive Plan.

 (v)        “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this Option is being exercised.

 (w)        “Qualifying Change in Control” shall mean the closing of a transaction constituting a change in control of the Company in connection with which outstanding awards are not assumed by the surviving or successor corporation, if any, and consequentially become fully exercisable pursuant to Section 17.1 of the Plan.

 (x)        “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.

 (y)        “Securities Act” shall mean the Securities Act of 1933, as amended.

 (z)        “Service” shall mean service as an Employee, Outside Director or Consultant.

 (aa)      “Share” shall mean one share of Stock, as adjusted in accordance with Section 2.2 of the Plan (if applicable).

 (bb)      “Stock” shall mean the Common Stock of the Company, with a par value of $0.0001 per Share.

 (cc)      “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

 (dd)      “Transferee” shall mean any person to whom the Participant has directly or indirectly transferred any Share acquired under this Agreement.

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THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

FORCE10 NETWORKS, INC. 2007 EQUITY INCENTIVE PLAN:

STOCK OPTION AGREEMENT

FOR NON-U.S. PARTICIPANTS

SECTION 1.  GRANT OF OPTION.

 (a)        Option.    On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Participant on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant (the “Option”). The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant. This Option is intended to be an NSO.

 (b)        Stock Plan and Defined Terms.    This Option is granted pursuant to the Plan, a copy of which the Participant acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms not otherwise defined herein are defined in the Plan.

SECTION 2.  RIGHT TO EXERCISE.

 Subject to the conditions set forth in this Agreement, all or part of the Option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant and this Agreement. If application of the vesting schedule in the Notice of Grant causes a fractional share, the number of vested shares shall be rounded down to the nearest whole share, and the remaining fractional share shall be carried over to the next succeeding vesting installment. In such succeeding vesting installment the number of shares that vest shall be the sum of (a) the number of shares that vest during that vesting installment and (b) any fractional shares carried over from preceding vesting installments, rounded down to the nearest whole share.

SECTION 3.  NO TRANSFER OR ASSIGNMENT OF OPTION.

 Except as otherwise provided in this Agreement, the Option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) in any manner other than by will or the laws of descent and distribution, and shall not be subject to sale under execution, attachment, levy or similar process. The terms of the Option shall be binding upon all executors, administrators, successors and assigns of Participant.

SECTION 4.  EXERCISE PROCEDURES.

 (a)        Notice of Exercise.    To exercise this Option, Participant (or in the case of exercise after Participant’s death or incapacity, Participant’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed Notice of Stock Option Exercise in the form attached hereto as Exhibit A, or in such other form as may be approved by the Committee from time to time (the “Notice of Exercise”), which shall set forth, inter alia, (i) Participant’s election to exercise the Option, (ii) the number of Shares being purchased, (iii) any restrictions imposed on the Shares and (iv) any representations, warranties and agreements regarding Participant’s investment intent and access to information as may be required by the Company to comply with applicable securities laws (including all applicable foreign laws). If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option and such person shall be subject to all of the restrictions contained herein as if such person were the Participant. The Participant or the Participant’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 for the full amount of the Purchase Price.

 (b)        Limitations on Exercise.    This Option may not be exercised unless such exercise is in compliance with all applicable federal, state and foreign securities laws, as they are in effect at the date of exercise. This Option may not be exercised as to fewer than one hundred (100) shares unless it is exercised as to all the Shares as to which the Option is then exercisable.

 (c)        Issuance of Shares.    Provided that the Notice of Exercise and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant’s authorized assignee, or Participant’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

 (d)        Withholding Taxes.    Prior to the issuance of the Shares upon exercise of this Option, Participant must pay or provide for any applicable tax withholding obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

 Regardless of any action the Company or Participant’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”), Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company and/or the Employer. Participant further acknowledges that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option, the subsequent sale of Shares acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant has become subject to tax in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

 Prior to any relevant taxable or tax withholding event, as applicable, Participant shall pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items withholding obligations of the Company and/or the Employer. In this regard, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy the obligations with regard to all applicable Tax-Related Items by one or a combination of the following: (1) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer; (2) withholding from proceeds of the sale of Shares acquired upon exercise of the Option either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization); or (3) withholding in Shares to be issued upon exercise of the Option.

 To avoid negative accounting treatment, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the exercised Options, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of Participant’s participation in the Plan.

 Finally, Participant shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of Participant’s participation in the Plan or Participant’s purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise and refuse to issue or deliver the Shares or the proceeds from the sale of Shares if Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

SECTION 5.  PAYMENT FOR STOCK.

 The Notice of Exercise shall be accompanied by full payment (denominated in United States Dollars) of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law:

 (a)         provided that a public market for the Company’s stock exists: (i) through a “same day sale” commitment from Participant and a broker-dealer that is a member of the

Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the FINRA Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (ii) through a “margin” commitment from Participant and a FINRA Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the FINRA Dealer in a margin account as security for a loan from the FINRA Dealer in the amount of the total Exercise Price, and whereby the FINRA Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

 (b)        any other form of consideration approved by the Committee; or

 (c)        by any combination of the foregoing.

SECTION 6.  EXPIRATION AND EXERCISABILITY.

 (a)        Basic Term.    This Option shall in any event expire on the Expiration Date set forth in the Notice of Stock Option Grant, unless the Option expires earlier as provided in Section 6(b) or Section 6(c) below, or as provided in Sections 17 and 18 of the Plan.

 (b)        If Participant’s Service Is Terminated Prior to an Exercise Event.    Notwithstanding anything else provided for herein, if Participant’s Service is terminated for any reason other than Cause (as defined in the Plan) prior to an Exercise Event (as defined in Section 14) then (i) the Option will become exercisable upon the Exercise Event, but only to the extent that the Option is vested prior to Participant’s Termination Date (as defined in the Plan), (ii) the Option will remain exercisable during the Exercisability Period (as defined in Section 14) and (iii) the Option will expire at the end of the Exercisability Period. If the Participant’s Service is terminated for Cause, the Option will expire on the Participant’s Termination Date.

In the event that the Participant dies after termination of Service but before the expiration of this Option, all or part of this Option may be exercised prior to its expiration by the executors or administrators of the Participant’s estate or by any person who has acquired this Option directly from the Participant by beneficiary designation, bequest or inheritance, but only to the extent that the Option is then exercisable.

 (c)        If Participant’s Service is Terminated Following an Exercise Event.    If Participant’s Service is terminated at or after an Exercise Event, the following provisions shall apply:

 (i)        Termination of Service Other than for Cause, Death or Disability.    If the Participant’s Service terminates for any reason other than Cause, death or Disability, then this Option shall expire on the earliest of the following occasions:

 (1) The Expiration Date determined pursuant to Subsection (a) above; or

 (2) The date three months after the termination of the Participant’s Service for any reason other than Cause, death or Disability, except that in the event of the Participant’s death or Disability within three months of a Termination for any reason other than for Cause, the date twelve months after the Termination Date.

 (ii)        Termination of Service for Death or Disability.    If the Participant dies while in Service or the Participant’s Service is terminated by reason of Disability, then this Option shall expire on the earlier of the following dates:

(1) The Expiration Date determined pursuant to Subsection (a) above; or

(2) The date 12 months after the Participant’s death or Disability.

 (iii)        Termination of Service for Cause.    If the Participant’s Service is terminated for Cause, then the Option shall expire on the Participant’s Termination Date.

After an Exercise Event, the Participant may exercise all or part of this Option prior to its expiration, but only to the extent that the Option is vested at such time. Upon the Participant’s Termination Date, the Option shall expire immediately with respect to the number of Shares that are unvested as of the Termination Date. In the event that the Participant dies before the expiration of this Option, all or part of this Option may be exercised (prior to expiration) by the executors or administrators of the Participant’s estate or by any person who has acquired this Option directly from the Participant by beneficiary designation, bequest or inheritance, but only to the extent that the Option is vested, and within the applicable time period set forth in clause (i) or clause (ii).

 (d)        Part-Time Employment and Leaves of Absence.    If the Participant commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s part-time work policy or the terms of an agreement between the Participant and the Company pertaining to his or her part-time schedule. If the Participant goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Participant is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Participant immediately returns to active work.

 (e)        Active Employment.    In the Event of Termination (whether or not in breach of local labor laws), Participant’s right to receive the Option and vest in the Option under the Plan, if any, will terminate effective as of the date that Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g. active employment would not include a period of “garden leave” or similar period pursuant to local law); furthermore, in the event of Termination (whether or not in breach of local labor laws), Participant’s right to exercise the Option after Termination, if any, will be measured by the date of Termination of Participant’s active employment and will not be extended by any notice period mandated under local law. The Committee shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of his or her Option Grant.

SECTION 7.  RIGHT OF FIRST REFUSAL.

 In the event that the Participant proposes to sell, pledge or otherwise transfer (including without limitation a transfer by gift or operations of law) to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Shares to be sold or transferred on the terms and conditions (if any) set forth in the Company’s Certificate of Incorporation or bylaws (the “Right of First Refusal”). The Company’s Right of First Refusal will terminate when the Company’s securities become publicly traded.

SECTION 8.  LEGALITY OF INITIAL ISSUANCE.

 The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal, state and foreign securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the United States SEC, any state or foreign securities commission or any stock exchange to effect such compliance. No Shares shall be issued upon the exercise of this Option unless and until the Company has determined that:

 (a)        It and the Participant have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

 (b)        Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

 (c)        Any other applicable provision of federal, state or foreign law has been satisfied.

SECTION 9.  NATURE OF GRANT.

 In accepting the grant, Participant acknowledges that:

 (a)        the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time;

 (b)        the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of Options, or benefits in lieu of Options, even if Options have been granted repeatedly in the past;

 (c)        all decisions with respect to future Option grants, if any, will be at the sole discretion of the Company;

 (d)        the Participant’s participation in the Plan will not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate Participant’s employment relationship at any time with or without Cause;

 (e)        the Participant is voluntarily participating in the Plan;

 (f)        the Option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of Participant’s employment contract, if any;

 (g)        the Option and the Shares subject to the Option are not intended to replace any pension rights or compensation;

 (h)        the Option and the Shares subject to the Option are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or welfare or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer or any Subsidiary;

 (i)        the Option grant and Participant’s participation in the Plan will not be interpreted to form an employment contract or relationship with Company or any Subsidiary;

 (j)        the future value of the underlying Shares is unknown and cannot be predicted with certainty;

 (k)        if the underlying Shares do not increase in value, the Option will have no value;

 (l)        if Participant exercises his or her Option and obtains Shares, the value of those Shares acquired upon exercise may increase or decrease in value, even below the Exercise Price;

 (m)        in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from termination of the Option resulting from termination of Participant’s employment with the Company or the Employer (for any reason whatsoever and whether or not in breach of local labor laws) and Participant irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, Participant will be deemed irrevocably to have waived his or her entitlement to pursue such claim;

 (n)        the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares;

 (o)        Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan; and

 (p)        the Option and the benefits under the Plan, if any, will not automatically transfer to another company in the case of a merger, take-over or transfer of liability.

SECTION 10.  NO REGISTRATION RIGHTS.

 The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 11.  RESTRICTIONS ON TRANSFER.

 (a)        Securities Law Restrictions.    Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

 (b)        Market Stand-Off.    In connection with the first registered offering of the Company’s Common Stock (the “Initial Public Offering”) for the account of the Company to the public pursuant to a registration statement declared effective by the Securities and Exchange Commission (the “Commission”) or any other administering federal agency at the time pursuant to the Securities Act, or any similar federal rule or statute and the rules and regulations of the Commission thereunder, all as the same be in effect at the time, the Participant or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its underwriters, as the case may be, for such period of time not to exceed 180 days from the effective date of such registration as may be requested by the Company or such underwriters; provided, however, that if during the last 17 days of the restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the restricted period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the restricted period, and if the Company’s securities are listed on the Nasdaq Stock Market and Rule 2711 thereof applies, then the restrictions imposed herein shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In no event will the restricted period extend beyond 215 days after the effective date of the registration statement. The Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of such period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). Participant further agrees to enter into any agreement reasonably required by the underwriters to implement the foregoing.

 (c)        Investment Intent at Grant.    The Participant represents and agrees that the Shares to be acquired upon exercising this Option will be acquired for investment, and not with a view to the sale or distribution thereof.

 (d)        Investment Intent at Exercise.    In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Participant shall represent and agree at the time of exercise that the Shares being acquired upon exercising this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

 (e)        Legends.    All certificates evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

 (f)        Removal of Legends.    If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

 (g)        Administration.    Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Participant and all other persons.

SECTION 12.  DATA PRIVACY.

 Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this document by and among, as applicable, the employer (if other than the Company)(the “Employer”), the Company and its Subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

 Participant understands that the Company and the Employer may hold certain personal information about him or her, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Options or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the purpose of implementing, administering and managing the Plan (“Data”).

 Participant understands that Data will be transferred to a third party broker, or such other stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country may have different data privacy laws and protections than Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the Company, the broker and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage his or her participation in the Plan. Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative. Participant understands, however, that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

SECTION 13.  MISCELLANEOUS PROVISIONS.

 (a)        Rights as a Stockholder.    Neither the Participant nor the Participant’s representative shall have any rights as a stockholder with respect to any Shares subject to this Option until the Participant or the Participant’s representative becomes entitled to receive such Shares by filing a Notice of Exercise and paying the Purchase Price pursuant to Sections 4 and 5.

 (b)        No Retention Rights.    Nothing in this Option or in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

 (c)        Notice.    Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Participant at the address that he or she most recently provided to the Company in accordance with this Subsection (c). Notwithstanding the above, the Company may, in its sole discretion, decide to deliver any documents related to the Option granted under the Plan or future Options that may be granted under the Plan by electronic means or to request Participant’s consent to participate in the Plan by electronic means. Such electronic means include posting the documents on a web site maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a web site, it will notify Participant by email. Participant hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third-party designated by the Company.

 (d)        Entire Agreement.    The Notice of Stock Option Grant, this Agreement (and any Appendix hereto) and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

 (e)        Successors and Assigns.    The Company may assign any of its rights under this Agreement including its rights to purchase Shares under the Right of First Refusal. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

 (f)        Choice of Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this Option and this Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Santa Clara County, California, or the federal courts for the Northern District of California, and no other courts where the grant of this Option is made and/or to be performed.

 (g)        Acceptance.    Participant hereby acknowledges receipt of a copy of the Plan, the Notice of Stock Option Grant and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan, the Notice of Stock Option Grant and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.

 (h)        Further Assurances.    The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Agreement.

 (i)        Titles and Headings.    The titles, captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. Unless otherwise specifically stated, all references herein to “sections” and “exhibits” will mean “sections” and “exhibits” to this Agreement.

 (j)        Counterparts.    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement.

 (k)        Severability.    If any provision of this Agreement is determined by any court or arbitrator of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible given the intent of the parties hereto. If such clause or provision cannot be so enforced, such provision shall be stricken from this Agreement and the remainder of this Agreement shall be enforced as if such invalid, illegal or unenforceable clause or provision had (to the extent not enforceable) never been contained in this Agreement. Notwithstanding the forgoing, if the value of this Agreement based upon the substantial benefit of the bargain for any party is materially impaired, which determination as made by the presiding court or arbitrator of competent jurisdiction shall be binding, then both parties agree to substitute such provision(s) through good faith negotiations.

 (l)        Language.    If Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

 (m)        Appendix.    Notwithstanding any provisions in this Agreement, the Option shall be subject to any special terms and conditions set forth in any Appendix to this Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to Participant to the extent the Company determines that the application of such terms and conditions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan. The Appendix constitutes part of this Agreement.

 (n)        Other Requirements.    The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the Option and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

SECTION 14.  DEFINITIONS.

 (a)        “Agreement” shall mean this Stock Option Agreement.

 (b)        “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

 (c)        “Cause” shall have the meaning set forth in the Plan.

 (d)        “Code” shall mean the Internal Revenue Code of 1986, as amended.

 (e)        “Committee” shall mean a committee of the Board of Directors, as described in the Plan.

 (f)        “Company” shall mean Force10 Networks, Inc., a Delaware corporation.

 (g)        “Consultant” shall mean a person who performs bona fide services for the Company, a Parent or a Subsidiary as a consultant or advisor, excluding Employees and Outside Directors.

 (h)        “Date of Grant” shall mean the date specified in the Notice of Stock Option Grant, which date shall be the later of (i) the date on which the Board of Directors resolved to grant this Option or (ii) the first day of the Participant’s Service.

 (i)        “Disability” shall have the meaning set forth in the Plan.

 (j)        “Employee” shall mean any individual who is a common-law employee of the Company, a Parent or a Subsidiary.

 (k)        “Exercisability Period” shall mean:

 (i)        in the event of an Exercise Event that is not a Qualifying Change in Control:

 (i)        in the case of the Participant’s Termination other than for death or Disability, a period of three (3) months following the Exercise Event; and

 (ii)        in the case of the Participant’s Termination for death or Disability, or in the case of the Participant’s death or Disability prior to the date that is three (3) months following the Exercise Event, a period of twelve (12) months after the Exercise Event.

 (ii)        in the event of an Exercise Event constituting a Qualifying Change in Control, immediately prior to such Qualifying Change in Control.

 (l)        “Exercise Event” shall mean the earlier of (i) the second anniversary of the Date of Grant, (ii) immediately prior to a Qualifying Change in Control, or (iii) an initial public offering of the Company’s common stock on a national securities exchange.

 (m)        “Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this Option, as specified in the Notice of Stock Option Grant.

 (n)        “Fair Market Value” shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

 (o)        “Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.

 (p)        “NSO” shall mean a stock option not described in Sections 422(b) or 423(b) of the Code.

 (q)        “Outside Director” shall mean a member of the Board of Directors who is not an Employee.

 (r)        “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

 (s)        “Participant” shall mean the person named in the Notice of Stock Option Grant.

 (t)        “Plan” shall mean the Force 10 Networks, Inc. 2007 Equity Incentive Plan.

 (u)        “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this Option is being exercised.

 (v)        “Qualifying Change in Control” shall mean the closing of a transaction constituting a change in control of the Company in connection with which outstanding awards are not assumed by the surviving or successor corporation, if any, and consequentially become fully exercisable pursuant to Section 17.1 of the Plan.

 (w)        “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.

 (x)        “Securities Act” shall mean the Securities Act of 1933, as amended.

 (y)        “Service” shall mean service as an Employee, Outside Director or Consultant.

 (z)        “Share” shall mean one share of Stock, as adjusted in accordance with Section 2.2 of the Plan (if applicable).

 (aa)     “Stock” shall mean the Common Stock of the Company, with a par value of $0.0001 per Share.

 (bb)    “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

 (cc)     “Transferee” shall mean any person to whom the Participant has directly or indirectly transferred any Share acquired under this Agreement.

FORCE10 NETWORKS, INC. 2007 EQUITY INCENTIVE PLAN

Appendix A

Special Terms and Conditions for Non-U.S. Participants

This Appendix includes additional country-specific terms that apply to Participants resident in the countries listed below. This Appendix is part of the Agreement and contains terms and conditions material to participation in the Plan. Unless otherwise provided below, capitalized terms used but not defined herein shall have the same meanings assigned to them in the Plan and the Agreement.

This Appendix is based on the laws in effect as of June 2009. Such laws often are complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information noted herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time Participant exercises his or her Option, his or her Option vests or Participant purchases or sells Shares acquired under the Plan.

In addition, the information contained herein is general in nature. It may not apply to a particular tax or financial situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, please seek appropriate professional advice if there are any questions about a specific situation.

Finally, if Participant is a citizen or resident of a country, or is considered resident of a country, other than the one in which Participant is currently working, the information contained herein may not be applicable to Participant.

AUSTRALIA

Securities Law Information

If Participant acquires Shares pursuant to this Option and offers Shares for sale to a person or entity resident in Australia, the offer may be subject to disclosure requirements under Australian law. Participant should obtain legal advice on disclosure obligations prior to making any such offer.

CANADA

Form of Payment

This section supplements Section 4: Exercise Procedures in the Agreement:

Notwithstanding any language in the Plan to the contrary, due to legal restrictions in Canada, Participant is prohibited from surrendering Shares he or she already owns or attesting to the ownership of Shares to pay the Exercise Price or any Tax-Related Items due in connection with the Option.

Consent to Receive Information in English

By accepting the Option, Participant confirms having read and understood the Plan and Agreement, including all terms and conditions included therein, which were provided in the English language. Participant accepts the terms of those documents accordingly.

En acceptant cette Option, le Participant confirme avoir lu et compris le Plan et le Contrat y relatifs, incluant tous leurs termes et conditions, qui ont été transmis en langue anglaise. Le Participant accepte les dispositions de ces documents en connaissance de cause.

CHINA

Notwithstanding anything in the Agreement or the Plan to the contrary, Participants in the People’s Republic of China (the “PRC”) may not exercise this Option until such time as the Shares are publicly traded on a recognized stock exchange.

Further, notwithstanding anything in the Agreement or the Plan to the contrary, Participant must exercise this Option using the same day sale method (as described in Section 5(a) of the Agreement). To the extent that regulatory requirements change, the Company reserves the right to permit exercises through any of the means noted in Section 5 of the Agreement.

Participant further understands and agrees that due to exchange control laws in the PRC, Participant may be required to immediately repatriate the cash proceeds from same day sale exercise to the PRC. Participant further understands that such repatriation of the cash proceeds may need to be effected through a special exchange control account established by the Company or a Subsidiary or affiliate, and Participant hereby consents and agrees that the cash proceeds may be transferred to such special account prior to being delivered to him or her. Participants who are non-PRC citizens are not subject to the repatriation requirement.

FRANCE

Consent to Receive Information in English

By accepting the Option, Participant confirms having read and understood the Plan and Agreement, including all terms and conditions included therein, which were provided in the English language. Participant accepts the terms of those documents accordingly.

En acceptant cette Option, le Participant confirme avoir lu et compris le Plan et le Contrat y relatifs, incluant tous leurs termes et conditions, qui ont été transmis en langue anglaise. Le Participant accepte les dispositions de ces documents en connaissance de cause.

2

GERMANY

In the unlikely event that Participant holds Shares exceeding 10% of the total capital of the Company, Participant must report their individual holdings in the Company on an annual basis.

INDIA

Method of Payment

This section supplements Section 5: Payment for Stock in the Agreement:

Due to legal restrictions in India, even if the shares are publicly-traded, Participant will not be permitted to pay the Exercise Price by a partial cashless exercise (i.e., a “sell-to-cover” exercise) whereby a certain number of Shares subject to the exercised Option are sold immediately upon exercise to cover the aggregate Exercise Price, brokers’ fees and any Tax-Related Items and the remaining Shares are delivered to Participant. The Company reserves the right to provide Participant with this method of payment in the future depending on the development of local laws.

Exchange Control Notification

Participant understands that he or she must repatriate to India any proceeds from the sale of Shares acquired under the Plan and any dividends received in relation to the Shares and convert the funds into local currency within ninety (90) days of receipt. Participant must obtain a foreign inward remittance certificate (“FIRC”) from the bank where the foreign currency is deposited and maintain the FIRC as evidence of the repatriation of funds in the event the Reserve Bank of India or the Employer requests proof of repatriation.

Fringe Benefit Tax

By accepting and exercising this Option, Participant consents and agrees to assume any and all liability for fringe benefit tax that may be payable by the Company, the Employer and/or a Subsidiary or affiliate in connection with the Plan upon request of the Company and at the Company’s sole discretion. Participant understands that the exercise of this Option is contingent upon Participant’s agreement to assume liability for any fringe benefit tax payable in connection with the exercise of this Option that the Company may notify Participant that he or she is responsible for.

Further, by accepting this Option, Participant agrees that the Company and/or the Employer may collect the fringe benefit tax from Participant by any of the means set forth in Section 4(d): Withholding Taxes in the Agreement or any other reasonable method established by the Company. Participant also agrees to execute any other consents or elections required to accomplish the foregoing, promptly upon request of the Company. Participant understands that the Company may refuse to deliver Shares to Participant if the Company or the Employer is unable to recover from Participant the amount of any fringe benefit tax due in connection with the Option.

3

JAPAN

Exchange Control Notification

If Participant pays more than ¥30,000,000 in a single transaction for the purchase of Shares when Participant exercises the Option, Participant must file a Payment Report with the Ministry of Finance through the Bank of Japan by the 20th day of the month following the month in which the payment was made. The precise reporting requirements vary depending on whether the relevant payment is made through a bank in Japan.

KOREA

Exchange Control Notification

Exchange control laws require Korean residents who realize US$500,000 or more from the sale of Shares to repatriate the sale proceeds back to Korea within eighteen (18) months of the sale.

If Participant remits funds to purchase Shares, the remittance must be “confirmed” by a foreign exchange bank in Korea. To receive the confirmation, Participant should submit the following to the foreign exchange bank: (i) a prescribed form application; (ii) the grant agreement, notice of grants and any other Plan documents received; and (iii) certificate of employment with the local employer. Participant should check with the bank to determine whether there are any additional requirements.

MALAYSIA

Malaysian Insider Trading Notification

Participant should be aware of the Malaysian insider-trading rules, which may impact his or her acquisition or disposal of Shares or rights to Shares under the Plan. Under the Malaysian insider-trading rules, Participant is prohibited from acquiring or selling Shares or rights to Shares (e.g., Options granted under the Plan) when Participant possesses information which is not generally available and which Participant knows or should know will have a material effect on the price of Shares once such information is generally available.

Director Notification

If Participant is a director of a Malaysian Subsidiary or affiliate of the Company, Participant is subject to certain notification requirements under the Malaysian Companies Act, 1965. Among these requirements is an obligation to notify the Malaysian Subsidiary or affiliate in writing upon receipt of an interest (e.g., this Option, Shares) in the Company or any related companies. In addition, Participant must notify the Malaysian Subsidiary or affiliate upon the sale of Company Shares or any related company (including the sale of Stock acquired under the Plan). These notifications must be made within fourteen (14) days of acquiring or disposing of any interest in the Company or any related company.

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SINGAPORE

Securities Law Information

The Option grant is being made in reliance on Section 273(l)(f) of the Securities and Futures Act (Cap. 289) (“SFA”), under which it is exempt from the prospectus and registration requirements under the SFA.

Director Notification.

If Participant is a director, associate director or shadow director of a Singaporean Subsidiary or affiliate of the Company, Participant is subject to certain notification requirements under the Singapore Companies Act. Among these requirements is an obligation to notify the Singapore Subsidiary or affiliate in writing when Participant receives an interest (e.g., Options, Shares) in the Company or any related companies. In addition, Participant must notify the Singaporean Subsidiary or affiliate when Participant sells Shares of the Company or any related company (including when Participant sells Shares acquired through exercise of this Option). These notifications must be made within two days of acquiring or disposing of any interest in the Company or any related company. In addition, a notification must be made of Participant’s interests in the Company or any related company within two days of becoming a director.

SPAIN

Exchange Control Notification

When receiving foreign currency payments derived from the ownership of Shares (i.e., dividends or sale proceeds), Participant must inform the financial institution receiving the payment of the basis upon which such payment is made. Participant will need to provide the institution with the following information: (i) name, address, and fiscal identification number; (ii) the name and corporate domicile of the Company; (iii) the amount of the payment; the currency used; (iv) the country of origin; (v) the reasons for the payment; and (vi) further information that may be required.

If Participant acquires Shares under the Plan and wishes to import the ownership title of such Shares (i.e., share certificates) into Spain, Participant must declare the importation of such securities to the DGPCIE.

Labor Law Acknowledgment

This provision supplements Section 9: Nature of Grant in the Agreement:

By accepting this Option, Participant acknowledges that he or she understands and agrees to participation in the Plan and that he or she has received a copy of the Plan.

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Participant understands that the Company has unilaterally, gratuitously and discretionally decided to grant Options under the Plan to individuals who may be employees of the Company or its Subsidiaries or affiliates throughout the world. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or any of its Subsidiaries or affiliates on an ongoing basis. Consequently, Participant understands that any grant is given on the assumption and condition that it shall not become a part of any employment contract (either with the Company or any of its Subsidiaries or affiliates) and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation) or any other right whatsoever. Further, Participant understands and freely accepts that there is no guarantee that any benefit whatsoever shall arise from any gratuitous and discretionary grant since the future value of this Option and Shares is unknown and unpredictable. In addition, Participant understands that this grant would not be made but for the assumptions and conditions referred to above; thus, Participant understands, acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any Option shall be null and void.

THAILAND

Exchange Control Notification

Participant must repatriate the proceeds from the sale of Shares and any cash dividends received in relation to the Shares to Thailand within 360 days and convert the funds to Thai Baht within 360 days from the repatriation date. If the repatriated amount is US$20,000 or more, Participant must report the inward remittance by submitting a Foreign Exchange Transaction Form.

UNITED KINGDOM

Tax Acknowledgment

This section supplements 4(d): Withholding Taxes in the Agreement:

If payment or withholding of the Tax-Related Items (including the Employer NICs, as defined below) is not made within ninety (90) days of the event giving rise to the Tax-Related Items (the “Due Date”) or such other period specified in Section 222(l)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003, the amount of any uncollected Tax-Related Items will constitute a loan owed by Participant to the Employer, effective on the Due Date. Participant agrees that the loan will bear interest at the then-current Official Rate of Her Majesty’s Revenue and Customs (“HMRC”), it will be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Section 4(d) of the Agreement.

Notwithstanding the foregoing, if Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities Exchange Act of 1934, as amended), Participant will not be eligible for such a loan to cover the Tax-Related Items. In the event that Participant is a director or executive officer and the Tax-Related Items are not collected from or paid by Participant by the Due Date, the amount of any uncollected Tax-Related Items will constitute a benefit to Participant on which additional income tax and National Insurance

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Contributions (“NICs”) (including the Employer NICs, as defined below) will be payable. Participant will be responsible for reporting and paying any income tax and NICs (including the Employer NICs, as defined below) due on this additional benefit directly to HMRC under the self-assessment regime.

Joint Election for Transfer of Secondary Class 1 National Insurance Contributions to Participant

As a condition of the exercise of the Option, Participant agrees to accept any liability for secondary Class 1 National Insurance Contributions (the “Employer NICs”) which may be payable by the Company or the Employer with respect to the exercise of the Option or otherwise payable with respect to a benefit derived in connection with the Option.

Without limitation to the foregoing, Participant agrees to execute a joint election between the Company and/or the Employer and Participant (the “Joint Election”), the form of such Joint Election being formally approved by HMRC, and any other consent or election required to accomplish the transfer of the Employer NICs to Participant. Participant further agrees to execute such other joint elections as may be required between Participant and any successor to the Company and/or the Employer. If Participant does not enter into a Joint Election prior to exercise of the Option, any purported exercise of the Option shall be null and void without any liability to the Company and/or the Employer. Participant further agrees that the Company and/or the Employer may collect the Employer NICs from Participant by any of the means set forth in Section 4(d) of the Agreement.

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FORCE10 NETWORKS, INC. 2007 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION EXERCISE – EARLY EXERCISE

(RULE 506 EXEMPTION)

You must sign this Notice on Page 5 before submitting it to the Company.

PARTICIPANT INFORMATION:

Name:	Social Security Number:

Address:	Employee Number:

OPTION INFORMATION:

Date of Grant: Grant Number:	Type of Stock Option:

Exercise Price per Share: $	☐ Nonstatutory (NSO)

Total number of shares of Common Stock of Force10 Networks, Inc. (the “Company”) covered by Option:	☐ Incentive (ISO)

EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which Option is being exercised now:                     . (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price for the Purchased Shares: $

Form of payment enclosed [check all that apply]:

☐	Check for $ , payable to “Force10 Networks, Inc.”

☐	Certificate(s) for shares of Common Stock of the Company that I have owned for at least six months. (These shares will be valued as of the date this notice is received by the Company.)

Name(s) in which the Purchased Shares should be registered [please review the attached explanation of the available forms of ownership, and then check one box]:

☐	In my name only

☐	In the names of my spouse and myself as community property	My spouse’s name (if applicable):

☐	In the names of my spouse and myself as joint tenants with the right of survivorship

☐	In the name of an eligible revocable trust [requires Stock Transfer Agreement]	Full legal name of revocable trust:

The certificate for the Purchased Shares should be sent to the following address:

REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE PARTICIPANT:

1.

I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment purposes only and for my own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). I have no present intention of selling, granting any participation in, or otherwise distributing the same.

2.

I acknowledge that I have received or have had full access to all the information I consider necessary or appropriate to make an informed investment decision with respect to the Purchased Shares. I further have had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Purchased Shares and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to me or to which I had access.

3.

I understand that an investment in the Purchased Shares involves substantial risk. I: (i) have experience as an investor in securities of companies in the development stage and acknowledge that I am able to fend for myself, can bear the economic risk of my investment in the Purchased Shares and have such knowledge and experience in financial or business matters that I am capable of evaluating the merits and risks of this investment in the Purchased Shares and protecting my own interests in connection with this investment and/or (ii) have a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables me to be aware of the character, business acumen and financial circumstances of such persons. I am an “accredited investor” within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect, under the Securities Act.

4.

I am fully aware of: (i) the highly speculative nature of the investment in the Purchased Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Purchased Shares and the restrictions on transferability of the Purchased Shares (e.g., that I may not be able to sell or dispose of the Purchased Shares or use them as collateral for loans); (iv) the qualifications and backgrounds of the management of the Company; and (v) the tax consequences of investment in the Purchased Shares. I am capable of evaluating the merits and risks of this investment, have the ability to protect my own interests in this transaction and am financially capable of bearing a total loss of this investment.

5.

At no time was I presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Purchased Shares.

6.

I understand that the Purchased Shares are characterized as “restricted securities” under the Securities Act inasmuch as they is being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, I represent that I am familiar with Rule 144 of the U.S. Securities and Exchange Commission, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Participant understands that the Company is under no obligation to register any of the securities sold hereunder. I understand that no public market now exists for the Purchased Shares and that it is uncertain whether a public market will ever exist for the Purchased Shares.

7.

I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

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8.

I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions include (without limitation) that certain current public information about the issuer is available, that the resale occurs only after the holding period required by Rule 144 has been satisfied, that the sale occurs through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

9.

I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

10.

I acknowledge that the Purchased Shares remain subject to the Company’s Right of First Refusal and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement, and that any certificates evidence the Shares shall bear the legends set forth in the Stock Option Agreement as well as the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF ANY PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.”

11.

As security for my faithful performance of this Notice of Stock Option Exercise and the Stock Option Agreement, I agree, immediately upon receipt of the stock certificate(s) evidencing the Purchased Shares, to deliver such certificate(s), together with the Stock Powers executed by me and by my spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Purchased Shares as are in accordance with the terms of this Notice of Stock Option Exercise and the Stock Option Agreement. I agree that Escrow Holder will not be liable to any party to this Notice of Stock Option Exercise or the Stock Option Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Notice of Stock Option Exercise or the Stock Option Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Notice of Stock Option Exercise or the Stock Option Agreement. The Purchased Shares will be released from escrow upon termination of the Right of First Refusal.

12.	I will make no disposition of the Purchased Shares (other than as permitted by this Notice of Stock Option Exercise or the Stock Option Agreement) unless and until:

(a)	I shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b)	I shall have complied with all requirements of this Notice of Stock Option Exercise and the Stock Option Agreement applicable to the disposition of the Purchased Shares;

(c)

I shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Purchased Shares under the Securities Act or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) have been taken;

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(d)

I shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Purchased Shares pursuant to the laws and provisions referred to in paragraph 5 hereof; and

(e)

Each person (other than the Company) to whom the Purchased Shares are transferred by means of one of the permitted transfers specified in this Notice of Stock Option Exercise or the Stock Option Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Notice of Stock Option Exercise and Stock Option Agreement and that the transferred Shares are subject to (i) as applicable, the Company’s Right of First Refusal and (ii) the market stand-off provisions, to the same extent such Shares would be so subject if retained by the Participant.

13.

I shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Company’s Right of First Refusal described below, except as permitted by this Notice of Stock Option Exercise or the Stock Option Agreement.

14.

I agree that, to ensure compliance with the restrictions imposed by this Notice of Stock Option Exercise and the Stock Option Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

15.

I acknowledge that the Company will not be required (i) to transfer on its books any Purchased Shares that have been sold or otherwise transferred in violation of any of the provisions of this Notice of Stock Option Exercise and the Stock Option Agreement or (ii) to treat as owner of such Purchased Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Purchased Shares have been so transferred.

16.

I acknowledge that the Company may assign any of its rights and obligations under this Notice of Stock Option Exercise and the Stock Option Agreement, including its rights to purchase Shares under the Right of First Refusal. No other party to this Notice of Stock Option Exercise and the Stock Option Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Notice of Stock Option Exercise and the Stock Option Agreement, except with the prior written consent of the Company. This Notice of Stock Option Exercise and the Stock Option Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise this Notice of Stock Option Exercise and the Stock Option Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

17.

I acknowledge that the Company holds a Repurchase Option as to any Purchased Shares that are unvested at the time of exercise, as provided in the Stock Option Agreement, and I agree to complete the Restricted Stock Purchase Agreement, Assignment Separate from Certificate, Joint Escrow Instructions and Consent of Spouse attached hereto. I further agree that it is solely my responsibility and not the Company’s to file timely the election under Section 83(b), even if I request the Company or its representative to make this filing on my behalf.

18.	I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Stock Option Grant and Stock Option Agreement.

19.

I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that does not satisfy the requirements described in the attached explanation (i.e., a trust that is not

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an eligible revocable trust), I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

20.

I acknowledge that I have received a copy of the Company’s explanation of the federal income tax consequences of an option exercise. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

21.	I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

PARTICIPANT

Date:
(Signature)

(Please print name)

Grant Number:

Address:

Exhibit 1:	Stock Power and Assignment Separate from Stock Certificate
Exhibit 2:	Spouse Consent

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EXHIBIT 1

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

Stock Power and Assignment

Separate from Stock Certificate

FOR VALUE RECEIVED and pursuant to that certain Notice of Stock Option Exercise dated as of                             ,             , [TO BE COMPLETED AT THE TIME OF EXERCISE] (the “Agreement”), the undersigned hereby sells, assigns and transfers unto                                         ,                  shares of the Common Stock of Force10 Networks, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s).              [TO BE COMPLETED AT THE TIME OF EXERCISE] delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:                             ,

PARTICIPANT

(Signature)

(Please Print Name)

(Spouse’s Signature, if any)

(Please Print Spouse’s Name)

Instructions to Participant: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares and to exercise its “Right of First Refusal” set forth in the Stock Option Agreement and Notice of Stock Option Exercise without requiring additional signatures on the part of the Participant or Participant’s Spouse.

EXHIBIT 2

SPOUSE CONSENT

Spouse Consent

The undersigned spouse of                                               (the “Participant”) has read, understands, and hereby approves the Stock Option Agreement between Participant and the Company (the “Agreement”) and the Notice of Stock Option Exercise (the “Notice”). In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement and Notice, the undersigned hereby agrees to be irrevocably bound by the Agreement and Notice and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement and Notice. The undersigned hereby appoints Participant as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement or Notice.

Date:

Print Name of Participant’s Spouse

Signature of Participant’s Spouse

Address:

EXHIBIT B-1

FORCE10 NETWORKS, INC.

2007 EQUITY INCENTIVE PLAN

RESTRICTED STOCK PURCHASE AGREEMENT

THIS AGREEMENT is made between                                               (the “Participant”) and Force10 Networks, Inc. (the “Company”) as of                             ,         .

Unless otherwise defined herein, the terms defined in the 2007 Equity Incentive Plan shall have the same defined meanings in this Agreement.

RECITALS

A.        Pursuant to the exercise of the option granted to Participant under the Plan and pursuant to the Stock Option Agreement dated                         ,          by and between the Company and Participant with respect to such grant (the “Option”), which Plan and Option Agreement are hereby incorporated by reference, Participant has elected to purchase                  of those shares of Common Stock which have not become vested under the vesting schedule set forth in the Stock Option Agreement (“Unvested Shares”). The Unvested Shares and the shares subject to the Stock Option Agreement which have become vested are sometimes collectively referred to herein as the “Shares.”

B.        As required by the Stock Option Agreement, as a condition to Participant’s election to exercise the option, Participant must execute this Agreement, which sets forth the rights and obligations of the parties with respect to Shares acquired upon exercise of the Option.

1.       Repurchase Option.

 (a)       If Participant’s status as a Service Provider is terminated for any reason, including for Cause, death, and Disability, the Company shall have the right and option to purchase from Participant, or Participant’s personal representative, as the case may be, all of the Participant’s Unvested Shares as of the date of such termination at the price paid by the Participant for such Shares (the “Repurchase Option”).

 (b)       Upon the occurrence of such termination, the Company may exercise its Repurchase Option by delivering personally or by registered mail, to Participant (or his transferee or legal representative, as the case may be), within three months of the termination, a notice in writing indicating the Company’s intention to exercise the Repurchase Option and setting forth a date for closing not later than thirty (30) days from the mailing of such notice. The closing shall take place at the Company’s office. At the closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefore.

 (c)       At its option, the Company may elect to make payment for the Unvested Shares to a bank selected by the Company. The Company shall avail itself of this option by a notice in writing to Participant stating the name and address of the bank, date of closing, and waiving the closing at the Company’s office.

 (d)       If the Company does not elect to exercise the Repurchase Option conferred above by giving the requisite notice within ninety (90) days following the termination, the Repurchase Option shall terminate.

 (e)       The Repurchase Option shall terminate in accordance with the vesting schedule contained in Participant’s Notice of Stock Option Grant.

2.       Transferability of the Shares; Escrow.

 (a)       Participant hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer the Unvested Shares as to which the Repurchase Option has been exercised from Participant to the Company.

 (b)       To insure the availability for delivery of Participant’s Unvested Shares upon repurchase by the Company pursuant to the Repurchase Option under Section 1, Participant hereby appoints the Secretary, or any other person designated by the Company as escrow agent, as its attorney-in-fact to sell, assign and transfer unto the Company, such Unvested Shares, if any, repurchased by the Company pursuant to the Repurchase Option and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the share certificates representing the Unvested Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit B-2. The Unvested Shares and stock assignment shall be held by the secretary in escrow, pursuant to the Joint Escrow Instructions of the Company and Participant attached as Exhibit B-3 hereto, until the Company exercises its Repurchase Option, until such Unvested Shares are vested, or until such time as this Agreement no longer is in effect. As a further condition to the Company’s obligations under this Agreement, the spouse of the Participant, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit B-4. Upon vesting of the Unvested Shares, the escrow agent shall promptly deliver to the Participant the certificate or certificates representing such Shares in the escrow agent’s possession belonging to the Participant, and the escrow agent shall be discharged of all further obligations hereunder; provided, however, that the escrow agent shall nevertheless retain such certificate or certificates as escrow agent if so required pursuant to other restrictions imposed pursuant to this Agreement.

 (c)       The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Shares in escrow and while acting in good faith and in the exercise of its judgment.

 (d)       Transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Shares subject to all the provisions hereof and the Exercise Notice executed by the Participant with respect to any Unvested Shares purchased by Participant and shall acknowledge the same by signing a copy of this Agreement.

3.       Ownership, Voting Rights, Duties.    This Agreement shall not affect in any way the ownership, voting rights or other rights or duties of Participant, except as specifically provided herein.

4.       Legends.  The share certificate evidencing the Shares issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable federal and state securities laws):

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

5.       Adjustment for Stock Split.  All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company pursuant to Section 2.2 of the Plan after the date of this Agreement.

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6.       Notices.  Notices required hereunder shall be given in person or by registered mail to the address of Participant shown on the records of the Company, and to the Company at their respective principal executive offices.

7.       Survival of Terms.  This Agreement shall apply to and bind Participant and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

8.       Section 83(b) Election.  Participant hereby acknowledges that he or she has been informed that, with respect to the exercise of an Option for Unvested Shares, an election (the “Election”) may be filed by the Participant with the Internal Revenue Service, within 30 days of the purchase of the exercised Shares, electing pursuant to Section 83(b) of the Code to be taxed currently on any difference between the purchase price of the exercised Shares and their Fair Market Value on the date of purchase. In the case of a Nonstatutory Stock Option, this will result in a recognition of taxable income to the Participant on the date of exercise, measured by the excess, if any, of the Fair Market Value of the exercised Shares, at the time the Option is exercised over the purchase price for the exercised Shares. Absent such an Election, taxable income will be measured and recognized by Participant at the time or times on which the Company’s Repurchase Option lapses. In the case of an Incentive Stock Option, such an Election will result in a recognition of income to the Participant for alternative minimum tax purposes on the date of exercise, measured by the excess, if any, of the Fair Market Value of the exercised Shares, at the time the option is exercised, over the purchase price for the exercised Shares. Absent such an Election, alternative minimum taxable income will be measured and recognized by Participant at the time or times on which the Company’s Repurchase Option lapses. Participant is strongly encouraged to seek the advice of his or her own tax consultants in connection with the purchase of the Shares and the advisability of filing of the Election under Section 83(b) of the Code. A form of Election under Section 83(b) is attached hereto as Exhibit B-5 for reference.

PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.

9.       Representations.  Participant has reviewed with his or her own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that he or she (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

10.     Governing Law.  This Agreement shall be governed by the internal substantive laws, but not the choice of law rules, of California. Participant represents that he or she has read this Agreement and is familiar with its terms and provisions. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

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IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.

PARTICIPANT	FORCE10 NETWORKS, INC.

Signature	By

Name	Its

Address:
Residence Address
350 Holger Way San Jose, CA 95134

Dated

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EXHIBIT B-2

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I,                                         , hereby sell, assign and transfer unto Force10 Networks, Inc.                                          (                    ) shares of the Common Stock of Force10 Networks, Inc. standing in my name of the books of said corporation represented by Certificate No.          herewith and do hereby irrevocably constitute and appoint                      to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement between Force10 Networks, Inc. and the undersigned dated                     ,         .

Dated: ,	Signature:

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its “repurchase option,” as set forth in the Agreement, without requiring additional signatures on the part of the Participant.

EXHIBIT B-3

JOINT ESCROW INSTRUCTIONS

Corporate Secretary

Force10 Networks, Inc.

350 Holger Way

San Jose, CA 95134

Dear                     :

As Escrow Agent for both Force10 Networks, Inc. (the “Company”), and the undersigned purchaser of stock of the Company (the “Participant”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of that certain Restricted Stock Purchase Agreement (the “Agreement”) between the Company and the undersigned, in accordance with the following instructions:

1.    In the event the Company and/or any assignee of the Company (referred to collectively for convenience herein as the “Company”) exercises the Company’s Repurchase Option set forth in the Agreement, the Company shall give to Participant and you a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Participant and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

2.    At the closing, you are directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the stock assignments, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to you of the purchase price (by cash, a check, or some combination thereof) for the number of shares of stock being purchased pursuant to the exercise of the Company’s Repurchase Option.

3.    Participant irrevocably authorizes the Company to deposit with you any certificates evidencing shares of stock to be held by you hereunder and any additions and substitutions to said shares as defined in the Agreement. Participant does hereby irrevocably constitute and appoint you as Participant’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including but not limited to the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 3, Participant shall exercise all rights and privileges of a stockholder of the Company while the stock is held by you.

4.    Upon written request of the Participant, but no more than once per calendar year, unless the Company’s Repurchase Option has been exercised, you will deliver to Participant a certificate or certificates representing so many shares of stock as are not then subject to the Company’s Repurchase Option. Within 120 days after cessation of Participant’s continuous employment by or services to the Company, or any parent or subsidiary of the Company, you will deliver to Participant a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company’s Repurchase Option.

5.    If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Participant, you shall deliver all of the same to Participant and shall be discharged of all further obligations hereunder.

6.    Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7.    You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Participant while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8.    You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9.    You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

10.  You shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11.  You shall be entitled to employ such legal counsel and other experts as you may deem necessary properly to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

12.  Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be an officer or agent of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

13.  If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14.  It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by you hereunder, you are authorized and directed to retain in your possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

15.  Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten days’ advance written notice to each of the other parties hereto.

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16.  By signing these Joint Escrow Instructions, you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Agreement.

17.  This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

18.  These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice of law rules, of California.

PARTICIPANT	FORCE10 NETWORKS, INC.

Signature	By

Name	Its

Address:
Residence Address
350 Holger Way San Jose, CA 95134

Dated

ESCROW AGENT

Corporate Secretary

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EXHIBIT B-4

CONSENT OF SPOUSE

I,                                         , spouse of                                 , have read and approve the foregoing Restricted Stock Purchase Agreement (the “Agreement”). In consideration of granting of the right to my spouse to purchase shares of                                                          , as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated: ,	Signature:

EXHIBIT B-5

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Sections 55 and 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income or alternative minimum taxable income, as the case may be, for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME:                                     TAXPAYER:                                 SPOUSE:

ADDRESS:

IDENTIFICATION NO.:

TAXABLE YEAR:

2.	The property with respect to which the election is made is described as follows:

                     shares (the “Shares”) of the Common Stock of Force10 Networks, Inc. (the “Company”).

3.	The date on which the property was transferred is: , .

4.	The property is subject to the following restrictions:

The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5.	The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $ .

6.	The amount (if any) paid for such property is: $ .

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: ,
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: ,
Spouse of Taxpayer

EXPLANATION OF U.S. FEDERAL INCOME TAX CONSEQUENCES

(Current as of July 2009)

PURPOSE OF THIS EXPLANATION

YOU MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF YOUR PURCHASE OR DISPOSITION OF THE PURCHASED SHARES. YOU MAY NOT RELY ON THE COMPANY FOR ANY TAX ADVICE. Set forth below is a brief summary as of July 2009 of some of the U.S. Federal tax consequences of exercise of the option and disposition of the Purchased Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE PURCHASED SHARES.

For a number of reasons, this explanation is no substitute for personal tax advice:

•	To make the explanation short and readable, only the highlights are covered. Some tax rules are not addressed, even though they may be important in particular cases.

•	While the summary attempts to deal with the most common situations, your own tax situation may well be different from the norm.

•

State and foreign income taxes are not addressed at all, even though they could have a significant impact on your tax planning. Likewise, federal gift and estate taxes and state inheritance taxes are not discussed.

•	Tax planning involving incentive stock options is exceedingly complex, in part because of the possible application of the alternative minimum tax.

•

This explanation assumes that your option is not subject to section 409A of the Internal Revenue Code. However, the Company cannot be certain that section 409A is inapplicable to your option. (Please refer to the last segment of this summary for more information about section 409A.)

•	The tax rules change often, and the Company is not responsible for updating this summary. (Please refer to the date at the top of this page.)

FOR THESE REASONS, THE COMPANY STRONGLY ENCOURAGES YOU TO CONSULT YOUR OWN TAX ADVISER BEFORE EXERCISING YOUR OPTION.

LIMIT ON ISO TREATMENT

The Notice of Stock Option Grant indicates whether your option is a nonstatutory stock option (NSO) or an incentive stock option (ISO). The favorable tax treatment for ISOs is limited, regardless of what the Notice of Stock Option Grant indicates. Of the options otherwise eligible for ISO treatment that become exercisable in any calendar year, only options covering the first $100,000 of stock are eligible for ISO treatment. The excess over $100,000 automatically receives NSO treatment. For this purpose, stock is valued at the time of grant. This means that the value is generally equal to the exercise price.

For example, assume that you hold an option to buy 60,000 shares for $8 per share. Assume further that the entire option becomes exercisable in four equal annual installments. Only the first 50,000 shares qualify for ISO treatment. (12,500 times $8 equals $100,000.) The remaining 10,000 shares will be treated as if they had been acquired by exercising an NSO. This is true regardless of when the option is actually exercised; what matters is when it first could have been exercised.

EXERCISE OF NSO

If you are exercising an NSO, you will be taxed now. You will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the Purchased Shares on the date of exercise over (b) the exercise price you are paying. If you are an employee or former employee of the Company, this amount is subject to withholding for income and payroll taxes. Your tax basis in the Purchased Shares (to calculate capital gain when you sell the shares) is equal to their fair market value on the date of exercise.

DISPOSITION OF NSO SHARES

When you dispose of the Purchased Shares, you will recognize a capital gain equal to the excess of (a) the sale proceeds over (b) your tax basis in the Purchased Shares. As described above, your tax basis in the Purchased Shares is equal to their fair market value on the date of exercise. If the sale proceeds are less than your tax basis, you will recognize a capital loss. The capital gain or loss will be long-term if you held the Purchased Shares for more than 12 months. The holding period starts when you exercise your NSO.

EXERCISE OF ISO

If the Option qualifies as an ISO, there will be no regular U.S. Federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Purchased Shares on the date of exercise over the exercise price will be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject you to the alternative minimum tax in the year of exercise.

DISPOSITION OF ISO SHARES

If the Purchased Shares are held for more than twelve (12) months after the date of the transfer of the Purchased Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Purchased Shares will be treated as long term capital gain for U.S. Federal and California income tax purposes. If vested Purchased Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income

(taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the fair market value of the Purchased Shares on the date of exercise over the exercise price. To the extent the Purchased Shares were exercised prior to vesting coincident with the filing of an 83(b) Election described below, the amount taxed because of a disqualifying disposition will be based upon the excess, if any, of the fair market value on the date of vesting over the exercise price. The Company may be required to withhold from your compensation or collect from you and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES.

If the option is an ISO, and if you sell or otherwise dispose of any of the Purchased Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Purchased Shares to you upon exercise of the option, you must immediately notify the Company in writing of such disposition. You may be subject to income tax withholding by the Company on the compensation income recognized by you from the early disposition by payment in cash or out of the current wages or other compensation payable to you.

SECTION 83(B) ELECTION FOR UNVESTED SHARES.

With respect to unvested Purchased Shares that are subject to the Repurchase Option, unless an election is filed by you with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days after the purchase of the unvested Purchased Shares electing, pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable), to be taxed currently on any difference between the exercise price of the unvested Purchased Shares and their fair market value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to you, measured by the excess, if any, of the fair market value of the unvested Purchased Shares at the time they cease to be unvested Purchased Shares, over the exercise price of the unvested Purchased Shares. If you desire to file such an election, a form of 83(b) election is attached to the Exercise Agreement as Exhibit B-5. BY PROVIDING THE FORM OF ELECTION, THE COMPANY DOES NOT THEREBY UNDERTAKE TO FILE THE ELECTION FOR YOU, WHICH OBLIGATION TO FILE SHALL REMAIN SOLELY WITH YOU.

SECTION 409A OF THE INTERNAL REVENUE CODE

The preceding summary assumes that section 409A of the Internal Revenue Code does not apply to your option. In general, your option is exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the Company’s Common Stock at the time the option was granted by the Board of Directors. Since shares of Common Stock are not traded on an established securities market, the determination of their fair market value generally is made by the Board of Directors or by an independent appraisal firm retained by the Company. In either case, there is no guarantee that the Internal Revenue Service will agree with the valuation. Section 409A would require additional taxes to be incurred and would subject your option to additional restrictions.

FORCE10 NETWORKS, INC. 2007 EQUITY INCENTIVE PLAN

USA NOTICE OF STOCK OPTION EXERCISE

You must sign this Notice on Page 4 before submitting it to the Company.

PARTICIPANT INFORMATION:

Name:	Social Security Number:

Address:	Employee Number:

OPTION INFORMATION:

Date of Grant: Grant Number:	Type of Stock Option:

Exercise Price per Share: $	☐ Nonstatutory (NSO)

Total number of shares of Common Stock of Force10 Networks, Inc. (the “Company”) covered by Option:	☐ Incentive (ISO)

EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which Option is being exercised now:

                    . (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price for the Purchased Shares: $

Form of payment enclosed [check all that apply]:

☐	Check for $ , payable to “Force10 Networks, Inc.”

☐	Certificate(s) for shares of Common Stock of the Company that I have owned for at least six months. (These shares will be valued as of the date this notice is received by the Company.)

Name(s) in which the Purchased Shares should be registered [please review the attached explanation of the available forms of ownership, and then check one box]:

☐	In my name only

☐	In the names of my spouse and myself as community property	My spouse’s name (if applicable):

☐	In the names of my spouse and myself as joint tenants with the right of survivorship

☐	In the name of an eligible revocable trust [requires Stock Transfer Agreement]	Full legal name of revocable trust:

The certificate for the Purchased Shares should be sent to the following address:

REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE PARTICIPANT:

1.

I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.

I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.	I acknowledge that the Company is under no obligation to register the Purchased Shares.

4.

I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions include (without limitation) that certain current public information about the issuer is available, that the resale occurs only after the holding period required by Rule 144 has been satisfied, that the sale occurs through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

5.

I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

6.

I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

7.

I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

8.

I acknowledge that the Purchased Shares remain subject to the Company’s Right of First Refusal and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement, and that any certificates evidence the Shares shall bear the legends set forth in the Stock Option Agreement as well as the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF ANY PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.”

9.	As security for my faithful performance of this Notice of Stock Option Exercise and the Stock Option Agreement, I agree, immediately upon receipt of the stock certificate(s) evidencing the

2

Purchased Shares, to deliver such certificate(s), together with the Stock Powers executed by me and by my spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Purchased Shares as are in accordance with the terms of this Notice of Stock Option Exercise and the Stock Option Agreement. I agree that Escrow Holder will not be liable to any party to this Notice of Stock Option Exercise or the Stock Option Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Notice of Stock Option Exercise or the Stock Option Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Notice of Stock Option Exercise or the Stock Option Agreement. The Purchased Shares will be released from escrow upon termination of the Right of First Refusal.

10.	I will make no disposition of the Purchased Shares (other than as permitted by this Notice of Stock Option Exercise or the Stock Option Agreement) unless and until:

(a)	I shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b)	I shall have complied with all requirements of this Notice of Stock Option Exercise and the Stock Option Agreement applicable to the disposition of the Purchased Shares;

(c)

I shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Purchased Shares under the Securities Act or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) have been taken;

(d)

I shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Purchased Shares pursuant to the laws and provisions referred to in paragraph 5 hereof; and

(e)

Each person (other than the Company) to whom the Purchased Shares are transferred by means of one of the permitted transfers specified in this Notice of Stock Option Exercise or the Stock Option Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Notice of Stock Option Exercise and Stock Option Agreement and that the transferred Shares are subject to (i) as applicable, the Company’s Right of First Refusal and (ii) the market stand-off provisions, to the same extent such Shares would be so subject if retained by the Participant.

11.

I shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Company’s Right of First Refusal described below, except as permitted by this Notice of Stock Option Exercise or the Stock Option Agreement.

12.

I agree that, to ensure compliance with the restrictions imposed by this Notice of Stock Option Exercise and the Stock Option Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

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13.

I acknowledge that the Company will not be required (i) to transfer on its books any Purchased Shares that have been sold or otherwise transferred in violation of any of the provisions of this Notice of Stock Option Exercise and the Stock Option Agreement or (ii) to treat as owner of such Purchased Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Purchased Shares have been so transferred.

14.

I acknowledge that the Company may assign any of its rights and obligations under this Notice of Stock Option Exercise and the Stock Option Agreement, including its rights to purchase Shares under the Right of First Refusal. No other party to this Notice of Stock Option Exercise and the Stock Option Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Notice of Stock Option Exercise and the Stock Option Agreement, except with the prior written consent of the Company. This Notice of Stock Option Exercise and the Stock Option Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise this Notice of Stock Option Exercise and the Stock Option Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

15.	I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Stock Option Grant and Stock Option Agreement.

16.

I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement. In the event that I choose to transfer my Purchased Shares to a trust that does not satisfy the requirements described in the attached explanation (i.e., a trust that is not an eligible revocable trust), I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

17.

I acknowledge that I have received a copy of the Company’s explanation of the federal income tax consequences of an option exercise. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

18.	I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

PARTICIPANT

Date:
(Signature)

(Please print name)

Grant Number:

Address:

Exhibit 1:	Stock Power and Assignment Separate from Stock Certificate
Exhibit 2:	Spouse Consent

4

EXHIBIT 1

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

Stock Power and Assignment

Separate from Stock Certificate

FOR VALUE RECEIVED and pursuant to that certain Notice of Stock Option Exercise dated as of             ,         , [TO BE COMPLETED AT THE TIME OF EXERCISE] (the “Agreement”), the undersigned hereby sells, assigns and transfers unto                     ,              shares of the Common Stock of Force10 Networks, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s).          [TO BE COMPLETED AT THE TIME OF EXERCISE] delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated:             ,

PARTICIPANT

(Signature)

(Please Print Name)

(Spouse’s Signature, if any)

(Please Print Spouse’s Name)

Instructions to Participant: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares and to exercise its “Right of First Refusal” set forth in the Stock Option Agreement and Notice of Stock Option Exercise without requiring additional signatures on the part of the Participant or Participant’s Spouse.

EXHIBIT 2

SPOUSE CONSENT

Spouse Consent

The undersigned spouse of                      (the “Participant”) has read, understands, and hereby approves the Stock Option Agreement between Participant and the Company (the “Agreement”) and the Notice of Stock Option Exercise (the “Notice”). In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement and Notice, the undersigned hereby agrees to be irrevocably bound by the Agreement and Notice and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement and Notice. The undersigned hereby appoints Participant as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement or Notice.

Date:

Print Name of Participant’s Spouse

Signature of Participant’s Spouse

Address:

EXPLANATION OF U.S. FEDERAL INCOME TAX CONSEQUENCES

(Current as of July 2009)

PURPOSE OF THIS EXPLANATION

YOU MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF YOUR PURCHASE OR DISPOSITION OF THE PURCHASED SHARES. YOU MAY NOT RELY ON THE COMPANY FOR ANY TAX ADVICE. Set forth below is a brief summary as of July 2009 of some of the U.S. Federal tax consequences of exercise of the option and disposition of the Purchased Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE PURCHASED SHARES.

For a number of reasons, this explanation is no substitute for personal tax advice:

•	To make the explanation short and readable, only the highlights are covered. Some tax rules are not addressed, even though they may be important in particular cases.

•	While the summary attempts to deal with the most common situations, your own tax situation may well be different from the norm.

•

State and foreign income taxes are not addressed at all, even though they could have a significant impact on your tax planning. Likewise, federal gift and estate taxes and state inheritance taxes are not discussed.

•	Tax planning involving incentive stock options is exceedingly complex, in part because of the possible application of the alternative minimum tax.

•

This explanation assumes that your option is not subject to section 409A of the Internal Revenue Code. However, the Company cannot be certain that section 409A is inapplicable to your option. (Please refer to the last segment of this summary for more information about section 409A.)

•	The tax rules change often, and the Company is not responsible for updating this summary. (Please refer to the date at the top of this page.)

FOR THESE REASONS, THE COMPANY STRONGLY ENCOURAGES YOU TO CONSULT YOUR OWN TAX ADVISER BEFORE EXERCISING YOUR OPTION.

LIMIT ON ISO TREATMENT

The Notice of Stock Option Grant indicates whether your option is a nonstatutory stock option (NSO) or an incentive stock option (ISO). The favorable tax treatment for ISOs is limited, regardless of what the Notice of Stock Option Grant indicates. Of the options otherwise eligible

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for ISO treatment that become exercisable in any calendar year, only options covering the first $100,000 of stock are eligible for ISO treatment. The excess over $100,000 automatically receives NSO treatment. For this purpose, stock is valued at the time of grant. This means that the value is generally equal to the exercise price.

For example, assume that you hold an option to buy 60,000 shares for $8 per share. Assume further that the entire option becomes exercisable in four equal annual installments. Only the first 50,000 shares qualify for ISO treatment. (12,500 times $8 equals $100,000.) The remaining 10,000 shares will be treated as if they had been acquired by exercising an NSO. This is true regardless of when the option is actually exercised; what matters is when it first could have been exercised.

EXERCISE OF NSO

If you are exercising an NSO, you will be taxed now. You will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the Purchased Shares on the date of exercise over (b) the exercise price you are paying. If you are an employee or former employee of the Company, this amount is subject to withholding for income and payroll taxes. Your tax basis in the Purchased Shares (to calculate capital gain when you sell the shares) is equal to their fair market value on the date of exercise.

DISPOSITION OF NSO SHARES

When you dispose of the Purchased Shares, you will recognize a capital gain equal to the excess of (a) the sale proceeds over (b) your tax basis in the Purchased Shares. As described above, your tax basis in the Purchased Shares is equal to their fair market value on the date of exercise. If the sale proceeds are less than your tax basis, you will recognize a capital loss. The capital gain or loss will be long-term if you held the Purchased Shares for more than 12 months. The holding period starts when you exercise your NSO.

EXERCISE OF ISO

If the Option qualifies as an ISO, there will be no regular U.S. Federal income tax liability or California income tax liability upon the exercise of the Option, although the excess, if any, of the fair market value of the Purchased Shares on the date of exercise over the exercise price will be treated as a tax preference item for U.S. Federal alternative minimum tax purposes and may subject you to the alternative minimum tax in the year of exercise.

DISPOSITION OF ISO SHARES

If the Purchased Shares are held for more than twelve (12) months after the date of the transfer of the Purchased Shares pursuant to the exercise of an ISO and are disposed of more than two (2) years after the Date of Grant, any gain realized on disposition of the Purchased Shares will be treated as long term capital gain for U.S. Federal and California income tax purposes. If vested Purchased Shares purchased under an ISO are disposed of within the applicable one (1) year or two (2) year period, any gain realized on such disposition will be treated as compensation income

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(taxable at ordinary income rates in the year of the disposition) to the extent of the excess, if any, of the fair market value of the Purchased Shares on the date of exercise over the exercise price. To the extent the Purchased Shares were exercised prior to vesting coincident with the filing of an 83(b) Election described below, the amount taxed because of a disqualifying disposition will be based upon the excess, if any, of the fair market value on the date of vesting over the exercise price. The Company may be required to withhold from your compensation or collect from you and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES.

If the option is an ISO, and if you sell or otherwise dispose of any of the Purchased Shares acquired pursuant to the ISO on or before the later of (a) the date two (2) years after the Date of Grant, and (b) the date one (1) year after transfer of such Purchased Shares to you upon exercise of the option, you must immediately notify the Company in writing of such disposition. You may be subject to income tax withholding by the Company on the compensation income recognized by you from the early disposition by payment in cash or out of the current wages or other compensation payable to you.

SECTION 83(B) ELECTION FOR UNVESTED SHARES.

With respect to unvested Purchased Shares that are subject to the Repurchase Option, unless an election is filed by you with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days after the purchase of the unvested Purchased Shares electing, pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable), to be taxed currently on any difference between the exercise price of the unvested Purchased Shares and their fair market value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to you, measured by the excess, if any, of the fair market value of the unvested Purchased Shares at the time they cease to be unvested Purchased Shares, over the exercise price of the unvested Purchased Shares. If you desire to file such an election, a form of 83(b) election is attached to the Exercise Agreement as Exhibit B-5. BY PROVIDING THE FORM OF ELECTION, THE COMPANY DOES NOT THEREBY UNDERTAKE TO FILE THE ELECTION FOR YOU, WHICH OBLIGATION TO FILE SHALL REMAIN SOLELY WITH YOU.

SECTION 409A OF THE INTERNAL REVENUE CODE

The preceding summary assumes that section 409A of the Internal Revenue Code does not apply to your option. In general, your option is exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the Company’s Common Stock at the time the option was granted by the Board of Directors. Since shares of Common Stock are not traded on an established securities market, the determination of their fair market value generally is made by the Board of Directors or by an independent appraisal firm retained by the Company. In either case, there is no guarantee that the Internal Revenue Service will agree with the valuation. Section 409A would require additional taxes to be incurred and would subject your option to additional restrictions.

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FORCE10 NETWORKS, INC. 2007 EQUITY INCENTIVE PLAN

INTERNATIONAL NOTICE OF STOCK OPTION EXERCISE

You must sign this Notice on Page 4 before submitting it to the Company.

PARTICIPANT INFORMATION:

Name:	Employee Number:

Address:

OPTION INFORMATION:

Date of Grant: Grant Number:	Type of Stock Option:

Exercise Price per Share: $	☐ Nonstatutory (NSO)

Total number of shares of Common Stock of Force10 Networks, Inc. (the “Company”) covered by Option:

EXERCISE INFORMATION:

Number of shares of Common Stock of the Company for which Option is being exercised now:

                                                 . (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price for the Purchased Shares: $                     (Payment must be in U.S. Dollars)

Form of payment enclosed [check all that apply]:

☐	Check for $ , payable to “Force10 Networks, Inc.”

☐	Broker-assisted cashless exercise (once publicly-traded)

Name(s) in which the Purchased Shares should be registered:
☐	In my name only

☐	In the names of my spouse and myself	My spouse’s name (if applicable):

The certificate for the Purchased Shares should be sent to the following address:

REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE PARTICIPANT:

1.

I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the U.S. Securities Act of 1933, as amended (the “Securities Act”).

2.

I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.	I acknowledge that the Company is under no obligation to register the Purchased Shares.

4.

I am aware of the adoption of Rule 144 by the U.S. Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions include (without limitation) that certain current public information about the issuer is available, that the resale occurs only after the holding period required by Rule 144 has been satisfied, that the sale occurs through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

5.

I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the U.S. Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

6.

I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

7.

I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

8.

I acknowledge that the Purchased Shares remain subject to the Company’s Right of First Refusal and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement, and that any certificates evidence the Shares shall bear the legends set forth in the Stock Option Agreement as well as the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A 180 DAY MARKET STANDOFF RESTRICTION AS SET FORTH IN A CERTAIN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. AS A RESULT OF SUCH AGREEMENT, THESE SHARES MAY NOT BE TRADED PRIOR TO 180 DAYS AFTER THE EFFECTIVE DATE OF ANY PUBLIC OFFERING OF THE COMMON STOCK OF THE ISSUER HEREOF. SUCH RESTRICTION IS BINDING ON TRANSFEREES OF THESE SHARES.”

9.	As security for my faithful performance of this Notice of Stock Option Exercise and the Stock Option Agreement, I agree, immediately upon receipt of the stock certificate(s) evidencing the

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Purchased Shares, to deliver such certificate(s), together with the Stock Powers executed by me and by my spouse, if any (with the date and number of Shares left blank), to the Secretary of the Company or other designee of the Company (the “Escrow Holder”), who is hereby appointed to hold such certificate(s) and Stock Powers in escrow and to take all such actions and to effectuate all such transfers and/or releases of such Purchased Shares as are in accordance with the terms of this Notice of Stock Option Exercise and the Stock Option Agreement. I agree that Escrow Holder will not be liable to any party to this Notice of Stock Option Exercise or the Stock Option Agreement (or to any other party) for any actions or omissions unless Escrow Holder is grossly negligent or intentionally fraudulent in carrying out the duties of Escrow Holder under this Notice of Stock Option Exercise or the Stock Option Agreement. Escrow Holder may rely upon any letter, notice or other document executed with any signature purported to be genuine and may rely on the advice of counsel and obey any order of any court with respect to the transactions contemplated by this Notice of Stock Option Exercise or the Stock Option Agreement. The Purchased Shares will be released from escrow upon termination of the Right of First Refusal.

10.	I will make no disposition of the Purchased Shares (other than as permitted by this Notice of Stock Option Exercise or the Stock Option Agreement) unless and until:

(a)	I shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition;

(b)	I shall have complied with all requirements of this Notice of Stock Option Exercise and the Stock Option Agreement applicable to the disposition of the Purchased Shares;

(c)

I shall have provided the Company with written assurances, in form and substance satisfactory to counsel for the Company, that (i) the proposed disposition does not require registration of the Purchased Shares under the Securities Act or (ii) all appropriate actions necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) have been taken;

(d)

I shall have provided the Company with written assurances, in form and substance satisfactory to the Company, that the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Purchased Shares pursuant to the laws and provisions referred to in paragraph 5 hereof; and

(e)

Each person (other than the Company) to whom the Purchased Shares are transferred by means of one of the permitted transfers specified in this Notice of Stock Option Exercise or the Stock Option Agreement must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Notice of Stock Option Exercise and Stock Option Agreement and that the transferred Shares are subject to (i) as applicable, the Company’s Right of First Refusal and (ii) the market stand-off provisions, to the same extent such Shares would be so subject if retained by the Participant.

11.

I shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Purchased Shares which are subject to the Company’s Right of First Refusal described below, except as permitted by this Notice of Stock Option Exercise or the Stock Option Agreement.

12.

I agree that, to ensure compliance with the restrictions imposed by this Notice of Stock Option Exercise and the Stock Option Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

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13.

I acknowledge that the Company will not be required (i) to transfer on its books any Purchased Shares that have been sold or otherwise transferred in violation of any of the provisions of this Notice of Stock Option Exercise and the Stock Option Agreement or (ii) to treat as owner of such Purchased Shares, or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Purchased Shares have been so transferred.

14.

I acknowledge that the Company may assign any of its rights and obligations under this Notice of Stock Option Exercise and the Stock Option Agreement, including its rights to purchase Shares under the Right of First Refusal. No other party to this Notice of Stock Option Exercise and the Stock Option Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Notice of Stock Option Exercise and the Stock Option Agreement, except with the prior written consent of the Company. This Notice of Stock Option Exercise and the Stock Option Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise this Notice of Stock Option Exercise and the Stock Option Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

15.

I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Stock Option Grant and Stock Option Agreement, including the country-specific terms for my country of residence, if any, set forth in Appendix A thereto.

16.	I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

17.	I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

PARTICIPANT

Date:
(Signature)

(Please print name)

Grant Number:

Address:

Exhibit 1:	Stock Power and Assignment Separate from Stock Certificate
Exhibit 2:	Spouse Consent

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EXHIBIT 1

STOCK POWER AND ASSIGNMENT

SEPARATE FROM STOCK CERTIFICATE

Stock Power and Assignment

Separate from Stock Certificate

FOR VALUE RECEIVED and pursuant to that certain Notice of Stock Option Exercise dated as of             ,         , [TO BE COMPLETED AT THE TIME OF EXERCISE] (the “Agreement”), the undersigned hereby sells, assigns and transfers unto                     ,              shares of the Common Stock of Force10 Networks, Inc., a Delaware corporation (the “Company”), standing in the undersigned’s name on the books of the Company represented by Certificate No(s).          [TO BE COMPLETED AT THE TIME OF EXERCISE] delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned’s attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.

Dated: ,

PARTICIPANT

(Signature)

(Please Print Name)

(Spouse’s Signature, if any)

(Please Print Spouse’s Name)

Instructions to Participant: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares and to exercise its “Right of First Refusal” set forth in the Stock Option Agreement and Notice of Stock Option Exercise without requiring additional signatures on the part of the Participant or Participant’s Spouse.

EXHIBIT 2

SPOUSE CONSENT

Spouse Consent

The undersigned spouse of                                  (the “Participant”) has read, understands, and hereby approves the Stock Option Agreement between Participant and the Company (the “Agreement”) and the Notice of Stock Option Exercise (the “Notice”). In consideration of the Company’s granting my spouse the right to purchase the Shares as set forth in the Agreement and Notice, the undersigned hereby agrees to be irrevocably bound by the Agreement and Notice and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement and Notice. The undersigned hereby appoints Participant as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement or Notice.

Date:

Print Name of Participant’s Spouse

Signature of Participant’s Spouse

Address: